UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Cambiar Opportunity Fund Cambiar SMID Fund Cambiar Small Cap Fund Cambiar International Equity Fund	Cambiar International Small Cap Fund Cambiar Global Equity Fund Cambiar Aggressive Value Fund

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021
(UNAUDITED)

Cambiar Investors, LLC

Shareholder Letter

October 31, 2021

The Once in 100 Years Pandemic – Year 2

At the very beginning of (fiscal) year 2021 for most mutual funds, vaccines for COVID-19 emerged from clinical studies showing high efficacy against severe disease and transmission, leading to an explosive stock market rally that continued for many months. During the depths of the brief but severe 2020 recession, stocks of businesses tethered to the physical economy, from industrials to financials to consumption-driven businesses lagged badly behind internet platforms, technology hardware, and other largely digital businesses whose growth and market adoption was accelerated by COVID lockdown necessities. With a cure or at least a palliative in sight, physical economy businesses leapt forward. Aided by continued digital adoption and ebullient financial market conditions, digital platform and related stocks continued to perform well in fiscal 2021, but with less relatively extreme performance differentials versus their physical economy alternatives. A year after vaccine efficacy was first disclosed, the financial optimism brought forth by the re-opening of the global economy is more guarded, as the global societal costs of coping with COVID continue to mount, at some $10 trillion and counting by many estimates.

Looking out into 2022 and beyond, we expect the societal costs and policy responses from this episode of history to manifest in an inflation bulge for broad goods and services over the 2020-2022 time period, with cumulative inflation in the United States landing in the range of 8-15% above its pre-COVID trendline. This likely leaves many goods and services priced well above what they might have been expected to be had COVID never occurred in the first place. The supply side of the world economy has been both damaged and bogged down by the challenges of coping with a health care emergency that isn’t over with yet. The U.S. Federal Reserve has attempted to define this phenomenon as “transitory”, modeled after the post World War II de-mobilization and reorganization of the industrial complex; however, we envision this pricing bulge as being rather durable and less. Visibility beyond this window of time is challenging. However, we do expect a different and generally more restricted policy response.

The strength of the stock market and significance of the monetary impulse behind it cannot be understated. It seems this has created three distinct stock markets all operating at the same time. There is the traditional stock market of industrial businesses, consumer products, commodity businesses, financial companies, and so forth. There is a parallel multi trillion dollar defensive growth universe of massive digital platform businesses, known colloquially as the FAANG+ stocks, though the underlying names and identities of this group of stocks seem to be shifting. Last is the RobinHood stock market of entirely speculative stocks, most with little earnings support or operating history. There may be some unique businesses that emerge from this speculative cluster of the market over time, but this area seems especially vulnerable to a shift in Federal Reserve largesse.

For the more pedestrian “regular” stock market, as 2022 comes into view, we anticipate that the mismatch between supply, demand, and pricing capacity may become particularly pronounced and challenging to forecast with accuracy. With costs now galloping for labor and materials, companies unable to price their products more aggressively risk margin squeezes, while consumer unit demand may begin to falter as the cost of a consumption basket rises to the point of squeezing out some purchases. Other companies with un-dynamic businesses have benefited from these unique pressure points, leading to near term windfall profits that may dissipate quickly. As the markets sort out what the real trajectory is for price, volume, and costs, company financial reports are apt to be volatile events over the course of 2022.

Source: Bloomberg. Indexed to 100 or pre-pandemic levels, to illustrate how these cost, volume and physical demand elements may course through the economy.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021
(UNAUDITED)

Outside the U.S., policy responses to COVID have been strong but less overwhelming, so as not to drive a comparable inflationary bulge as what is underway in the U.S. It is unclear whether rising nominal price levels paired with a more active Fed (read: positive interest rates by latter 2022) should entail a stronger U.S. dollar, or a higher velocity U.S. economy with higher price levels and heavy financialization quickly succumbs to modest interest rate pressure (read: interest rates peak at very low levels). We suspect both hypotheses hold some weight, influencing international events and returns.

Internationally, the dominant driver of economic growth has been China for nearly all of the 21st century. The news from China from an investment standpoint in 2021 has been decidedly dour. China’s unelected communist government has, for more than 30 years, fostered an aggressively capitalist economic development plan at the core of its otherwise statist planned economy. In 2021, China shed widely held notions that it would continue to give businesses a free reign to develop, instead targeting increased control of all manner of data, confiscation of deemed excess profits, inserting Communist Party apparatchiks onto corporate boards, whilst clamping down broadly on a variety of industries. It is befuddling that after years of economic success on the back of a successful and innovative private sector, that China would seek to clamp down on its growth, aiming for greater statism and alignment with Marxist principles, but this appears to be the direction. We believe the motivations may be, in part, to move China past an economic stagnation zone known as “the middle income trap”, decrease the visibility of extreme wealth in a notionally Communist country, and advance various statist and ideological goals. We are not confident that the Chinese economy can perform very well under these constraints, nor that foreign capital will be treated very well in the process.

In the field of Developing Economy economics, there is a well-delineated concept called the “middle income trap”. Middle income countries have per capita GDP ranging between 5% and 40% of that of the U.S., which equates to a ceiling of $25,000 per capita in 2021. In the post World War II time period, only 15 out of 101 middle income countries actually advanced beyond this level. Even among countries that advanced beyond the middle income level, such as South Korea, Taiwan, and Singapore, they spent 23, 27, and 29 years, respectively, “stuck” at a middle income level. Why is this so hard to avoid/grow past?

In simple terms, it is challenging to advance economically after the easier elements of modernization are implemented, such as using modern capital equipment tools, modern telecommunications, etc. The growing pains are very tangible. Countries that have benefited from low wages become less competitive as they move into middle income status. Others with heavy commodity exposure can only go so far digging things out of the ground. One way or the other, nations eventually need to move up the value-added ladder to become richer, and this means Intellectual Property (I.P.) formation. In turn, I.P. formation requires not only an educated workforce but a commercial and independent legal system that is consistent with supporting/promoting I.P. rights. In addition, as countries move up the income scale, various industries do lose competitiveness, and there are natural erosions of relevance, leading to displaced workers and economic losses. The creative-destruction feature of market-based economics will rear its head on both the positive and negative sides as countries develop.

So, what happens when workers are displaced, factories become uncompetitive, and other features of a country’s development strategy begin to backfire? The correct answer is that you need to grind it out and understand that to become an affluent nation, it is more complicated than you might think, that various institutions will need to be fostered carefully, and that some practices that may have gotten your country from zero to where it is presently may not be able to drive it further. And these generally are not the answers that most governments are looking for because they extend beyond most elected governments’ terms, or unelected governments’ expected lifespans. The temptation to resort economically unorthodox forms of intervention are high. These include blaming scapegoats, blocking certain kinds of imports, stifling certain kinds of investors, trying to fix their currency to unrealistic valuations, borrow a bunch of money to build irrelevant infrastructure, and/or engage in other forms of populism to quell a population that becomes restive to the lack of progress.

Rather than let the free markets run, governments experiencing aspects of the Middle Income Trap often interfere. And that is where things can start to go dark, as interventionist reactions just exacerbate the problem, drive longer-term capital away, cause brain drain, and impede market forces from working. South American countries such as Argentina and Brazil are classic examples of this over the 1960-1990 time period, becoming at first just interventionist, and as their interventions failed quite decisively, military governments eventually came in. At that point, rather than just being trapped, they generally went backwards.

China faces a truly unique set of contrasts, by way of its size, cultural longevity, the anecdotal fact that its people are amazingly good capitalist entrepreneurs, and that its government is rooted in a highly antagonistic, Leninist set of dogmatic principles that lie in direct contrast to the normal features of a market-led economy. China has sought, since the end of the Cold War, to grow its productive capacities and economy by opening to the rest of the world. In doing so, it has become the second largest economy in general and second largest global manufacturer. Technology, internet, and other entrepreneurial businesses have thrived. As nation-builders, the CCP and the Chinese people managed to pack 150 years of industrial progress into about 32 years, which is amazing and on a scale unseen in human history. Maybe now the leadership are overconfident?

The contrast between communist ideology, which features state control over just about everything, and gigantic free-wheeling technology and consumer led businesses is a staggering one. It has been laying in plain sight for years, and observers have generally concluded that in order to advance the country, communist dogma would need to give way to practical reality, namely

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021
(UNAUDITED)

that the way forward would be through successful private businesses, large and small, that would advance the lives of the Chinese people. As a practical matter, that constructive view ought to be true. But as China’s progress has become more stunted as of late, the same unproductive urges cited above are coming out in force. Whether these prove to be typical reactions to a lack of progress and middle income trap issues, or more extreme ones, exaggerated by the communist dogma that China’s leadership actually believes, is hard to parse currently. The signs do point to the CCP doubling down on being a more interventionist state in most respects. Maybe tripling down after this month.

This is unfortunate for equities globally, not just in China. Investors will likely assign a much higher risk premium to Chinese stocks (i.e., lower multiples) for some time to come. China has been an immense source of consumer product and industrial growth for 30+ years now. If Chinese growth falls further, and it is reasonable to believe that it will, demand growth for commodities, advanced industrial products, infrastructure, and consumer products/luxuries will also slow given the scope of the nation. Markets prone to excess global capacity/irrational capacity growth may be particularly at risk.

Offsetting some of this negativity, arms races in technology, and outright military armaments probably continue apace.

Cambiar Domestic Strategies

Each of Cambiar’s domestic strategies trailed moderately in fiscal 2021 relative to their primary benchmarks, following a rather exceptional 2020. Given the Funds’ emphasis on quality and downside protection, we were not entirely surprised, as the market in 2021 has favored very deep value asset-heavy businesses and as well highly speculative/disruptive technology businesses in contrast to steadier performers. Cambiar remains focused on consistent execution in the underwriting of new positions, maintenance of existing holdings, and selective avoidance of industries/companies that do not meet our investment criteria, and feel confident that the relatively extreme positioning that worked in 2021 is not likely to persist.

Hedging and hedging instruments – Cambiar has not generally employed futures, forward contracts, and other such instruments to manage currency or other forms of volatility, as these represent “known costs for unknown benefits”, although we retain the option to do so. Our philosophy is that these instruments make the most sense for manufacturing companies, who expect to deliver a certain good at a certain time in the future with costs that can also be certain in today’s currency prices but not necessarily in the future. Mutual fund portfolios, on the other hand, are never “delivered” to a final buyer; they are intended to represent a continuous set of holdings for years or decades, with daily liquidity as an option for the investors in the fund. Hedging instruments are not designed with any of this in mind. Hedging costs are feasible (that is to say not overly costly) in a world of stable currencies and lower interest rates, but for currencies with volatile trading patterns or high local interest rates, such as emerging market currencies, the cost of hedging instruments can be either prohibitive or wholly inconsistent in their availability. For emerging market positions, of which we have but a few presently, if one is not confident of the value and stability of local currencies, we believe it is best not to invest heavily in general.

Derivatives – The only Cambiar fund that has held any derivatives since early 2012 is the Aggressive Value Fund, where Cambiar employs the use of longer maturity call options and total return swaps on occasion. In our view, these instruments, among other impacts, can permit smoother management of Fund positions and cash balances during periods of cash flow and market volatility and also allow for some degree of improved management portfolio returns. By their nature, derivatives embed a degree of leverage and can either amplify or reduce overall portfolio performance accordingly. The use of these instruments for the Aggressive Value Fund has been very modest in 2021. The Fund held a swap position in Deutsche Telekom and its subsidiary holding T-Mobile, during early 2021 The Fund liquidated this position after some moderate appreciation, reasoning there were other opportunities for the capital to be deployed.

Final Comments – Last year, we wrote that the greatest risks to markets, besides said complacency, is that after years of failing to achieve any semblance of their inflationary goals – what if Central Banks actually caught the inflationary car they are chasing? The world’s stock and bond markets are not (at all) priced for any significant resurgence in inflation. This remains the largest risk to financial asset prices, and one that we cannot forecast with much confidence in either direction.

Thank you for your continued confidence in Cambiar.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021
(UNAUDITED)

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Holdings are subject to change.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021
(UNAUDITED)

Definition of Comparative Indices

MSCI World Index: The MSCI World Index is a free float-adjusted, market capitalization-weighted index that measures large and mid-cap equity performance across countries with developed markets.

MSCI EAFE Index: The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI EAFE Growth Index: The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI EAFE Value Index: The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI EAFE Small Cap Index: The MSCI EAFE (Europe, Australia, Far East) Small Cap Index is a free float-adjusted, market capitalization weighted Index that is designed to measure small cap representation across developed market equity performance, excluding the U.S. & Canada.

Russell 1000 Value Index: The Russell 1000® Value Index is a float-adjusted, market capitalization weighted Index of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of 3,000 of the largest U.S. equities.

Russell 2000 Value Index: The Russell 2000® Value Index is a float-adjusted, market capitalization weighted Index comprised of firms in the Russell 2000® Index that experience lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a float-adjusted, market capitalization weighted Index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of 3,000 of the largest U.S. equities.

Russell 2500 Value Index: The Russell 2500® Value Index is a float-adjusted, market capitalization weighted Index comprised of the smallest 2500 firms in the Russell 3000® Index that experience lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is a float-adjusted, market capitalization weighted Index that measures the performance of the 3,000 smallest companies in the United States.

S&P 500 Index: The S&P 500 is a market capitalization weighted Index of 500 of the top companies in leading industries of the U.S. economy.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
(UNAUDITED)

Fund Performance Commentary

Cambiar Opportunity Fund – The Fund benchmarks itself against the Russell 1000 Value Index, and owns a mix of mostly large-cap U.S. stocks with some occasional mid-cap names. The Fund performed adequately over the full fiscal year given its focus and the market temperament, gaining 39.42% versus a 43.76% gain for the Russell 1000 Value Index, over the one year period ending 10.31.2021. Having generated outperformance of thousands of basis points in the preceding two fiscal years, some retracement is not unexpected. The Fund does occasionally dip into mid cap stocks where we find unique business opportunities and business-valuation disconnects. Our efforts here were not productive in 2021 and a good chunk of the relative underperformance happened down-cap. Given our stated concerns about a more conservative monetary climate in 2022, we aim to be especially cautious with regard to the lower end of the target capitalization range for this Fund.

The upwelling in economic activity and a steepening of the yield curve was particularly beneficial to bank stocks and other financial services companies in fiscal 2021. Over the years, we have become increasingly sanguine about the investment challenges of bank stocks versus other kinds of financial businesses. Banks can and generally do participate in broad stock market rallies. However, the core business of banks is challenged to earn superior returns on capital given high capital requirements, a high regulatory burden, and a relatively looser relationship between economic growth and business-lending. As stocks, they perform as beta trades all too often, faltering as yield curves flatten or broader markets flatten, but ripping under the right circumstances. Fiscal 2021 constituted the right circumstances for a bank-driven beta rally, though we have our questions about sustainability as the economic costs mount. For this reason, we have endeavored to build a financial services portfolio containing only higher ROE banks and which leans more heavily on other financial businesses that are not specifically in the deposit-taking and lending game. This worked very well in 2021, enabling the Cambiar Opportunity Fund’s financials positions to outgain those of the Russel 1000 Index moderately (in the context of a massive beta rally) without overloading on the very banks that can be so injurious should the tide go out.

We were less productive in the financial technology realm. Financial technology businesses, which range from credit card payment networks (i.e. Mastercard, Visa, American Express) to software and services providers handling merchant transactions, to vertical specialists are all needed to process a massive array of daily consumer and business transactions. In the not so distant past, payment methods were few and uncomplicated: there was cash, checks, or credit cards. Today the range of choices has exploded, with card present/card not present options necessary for e-commerce transactions, peer-to-peer payments, cryptocurrencies increasingly gaining acceptance, debit versus credit, and a variety of clearing networks driving this. The need for seamless and scalable technology is high, and this attracted our interest in holding positions which benefit from the increasing complexity and yet necessity of all this. As the year went on, the complexity feature began to overwhelm other investment merits, creating unanswerable questions about whether financial technology would be dominated by just a handful of especially forward-looking technology providers, blunting growth and creating obsolescence issues. We tend to believe the financial technology market will remain vibrant and not conducive to being dominated by very small number of mega-winners, but for the time being our positions in this sector have lagged the markets and experienced multiple compression.

Outside of traditional finance and financial technology, performance in the technology and industrial sectors was strong, offset by poorer performance in consumer discretionary stocks and a vacant position in energy. We remain unconvinced of the durable alpha argument in energy stocks given increasingly urgent carbon mitigation efforts worldwide.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMOX | CAMWX
Number of Holdings	38
Strategy Assets	$357,276 B

AVERAGE ANNUAL TOTAL RETURN(1)
FOR PERIODS ENDED OCTOBER 31, 2021
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	39.42%	19.09%	14.76%	12.35%	9.44%
Institutional Class Shares	39.75%	19.30%	14.97%	12.59%	8.48%
S&P 500 Index	42.91%	21.48%	18.93%	16.21%	10.90%
Russell 1000® Value Index	43.76%	13.90%	12.39%	12.85%	7.49%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return since June 30, 1998.The Russell 1000® Value Index annualized inception to date return since June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
(UNAUDITED)

Cambiar SMID Fund – The SMID Fund delivered a 44.07% return in the 2021 fiscal year. While we are pleased with the absolute return of the strategy, it did not keep pace with the blistering 58.14% return of the Russell 2500 Value benchmark.

The Fund’s financial holdings produced the largest positive contribution to relative performance, due to good stock selection. Two high quality banks and a P&C insurer were among the stronger performing stocks for the year across the SMID portfolio. Most other sectors failed to keep pace with the index increase. Though we experienced some stock specific issues, we believe the majority of the performance differential between the SMID fund and the benchmark can be attributed to the inability of high quality, stable companies with fair valuations that populate the SMID Fund to keep pace with more marginal or speculative stocks the most benefited from ample liquidity and risk seeking investment behavior. This was most evident in the energy sector, which increased 193% in the Russell 2500 Value off an admittedly depressed base in early November 2020. As the Fund held no energy stocks during the year, this was the largest detractor from the Fund’s relative performance. With a checkered track record of capital discipline and adequate oil and gas supply over the medium to long term, we do not see an attractive enough multi-year fundamental story for stocks to warrant capital deployment to the sector at this time and be consistent with our stated investment philosophy focused on buying quality businesses at a good price. Away from energy, low- to mid- single digit cash balances and our industrial sector holdings skewed toward highly profitable, stable businesses were the other large relative performance detractors.

While we would prefer to beat the benchmark every year, we must acknowledge that certain environments are not well suited to our consistent investment philosophy. Fiscal 2021, with its ample liquidity and associated high investor risk appetite, was one of those periods. We have a view that stronger companies tend to produce better financial performance over the medium- to long-term. When paired with a stock that values those financials at undemanding levels, we believe superior investment returns can be realized at a lower level of volatility. We are unwavering in this investment philosophy and intend to exercise strict discipline in doing what we say we do, even when it is uncomfortable and seemingly out of step with broad investor sentiment.

Coming off the ebullience of 2021, the SMID Fund continues to own highly profitable businesses with strong balance sheets, steady free cash flow, attractive forward growth prospects and undemanding valuations that offer a skewed risk-reward over the near and medium term. While we cannot predict when these biases will again support above average returns for the SMID Fund, we are confident with our tenets that business strength and the price paid for those attributes ultimately determines forward equity return potential. Should equity markets overall get more challenging, particularly as financial conditions inevitably tighten, we would note a manager skewed toward quality and price may be in good position to deliver above average downside capture, protecting client capital and creating the opportunity to deploy funds into an improved opportunity set.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMMX | CAMUX
Number of Holdings	40
Strategy Assets	$150,289 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2021
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	44.07%	17.17%	15.64%	13.62%	11.17%
Institutional Class Shares	44.17%	17.27%	15.69%	N/A	10.92%
Russell 2500® Index	49.43%	18.43%	16.31%	N/A	12.28%
Russell 2500® Value Index	58.14%	13.91%	12.20%	N/A	10.45%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning May 31, 2011 and Institutional Class Shares were offered beginning November 3, 2014. The Russell 2500® Index annualized inception to date return since May 31, 2011.The Russell 2500® Value Index annualized inception to date return since May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
(UNAUDITED)

Cambiar Small Cap Fund – The Fund trailed its primary Russell 2000 Value benchmark during the 2021 fiscal year, gaining 40.79% against a stunning 64.30% gain for the Index. The Fund year coincidentally lined up almost exactly with the regulatory approval of vaccines in early November 2020, a development that in combination with rampant government-driven liquidity support triggered a massive rally in many riskier assets, particularly relatively highly levered and cyclically geared small cap stocks.

The goal for the Cambiar Small Cap Fund as always is to identify and invest at appropriate valuation levels in companies demonstrating above-average internal financial/operating performance reflective of a structural product and/or advantaged market position over multi-year periods. Our expectation is that in times of relatively high capital market risk tolerance, such businesses and their respective stocks may lag, but alternatively should evidence their inherent underlying financial durability in times of market stress. The result is to deliver through-the-cycle excess equity returns relative to the benchmark. Individual stock valuation levels and associated price-sensitivity at entry remain critical investment process components, and portfolio balance is actively managed to maintain diverse sources of combined return and to provide consistent exposure to historically less volatile and/or acyclical areas of the market. With risk and liquidity considerations less a market concern for much of the 2021 fiscal year the Fund was unable to keep pace with the Index, where approximately 40% of included companies deliver no profit at all.

Backing up to the start of the fiscal year, the aforementioned vaccine catalyst allowed small cap stocks to breach previous record highs in the first calendar quarter of the year, before extending to ever further peaks, including at the close of October. Despite lagging the Index, the Cambiar Small Cap Fund did deliver strong absolute performance, maintaining its aggregate exposure to more profitable, higher internal investment return and lower leverage businesses across the portfolio. Stock selection was particularly strong in Information Technology and particularly weak in Financials, where lower bank exposure and elevated losses in insurance names limited further positive return. And Health Care, with several owned names struggling with both execution and utilization in a COVID impacted operating environment offsetting other positive contribution. And with ongoing skepticism on the financial durability and long-term hydrocarbon demand structure of many lower capitalization energy stocks, abstentia from the Energy sector also negatively impacted relative returns of the Fund in fiscal 2021.

Still, the Cambiar Small Cap Fund continues to maintain good overall balance in terms of sector allocation, business diversification, and perhaps most importantly variance of forecasted value drivers across the portfolio. Current capital market indicators, and most asset prices more broadly still suggest ebullience as measured by valuation metrics relative to history, though performance in higher market cap stocks did begin to narrow toward the close of fiscal 2021. We are mindful of the rhyme to previous exuberant capital market environments we have witnessed, whether 1999 or 2007, and continue to execute our investment process while that much more focused on the risk-reward relationship between valuation and fundamentals in the companies we evaluate. Whatever the forward environment brings, the Cambiar Small Cap Fund continues to reflect thoughtful individual stock analysis and overall portfolio construction, set up for continued sustainable execution.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMSX | CAMZX
Number of Holdings	48
Strategy Assets	$96,939 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2021
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	40.79%	14.17%	11.41%	9.42%	9.58%
Institutional Class Shares	41.18%	14.39%	11.60%	9.65%	12.32%
Russell 2000® Index	50.80%	16.47%	15.52%	13.50%	10.16%
Russell 2000® Value Index	64.30%	13.44%	12.61%	12.12%	8.84%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000® Index annualized inception to date return since August 31, 2004.The Russell 2000® Value Index annualized inception to date return since August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
(UNAUDITED)

Cambiar International Equity Fund – The Cambiar International Equity Fund posted a total return of 27.13% for the period compared to MSCI EAFE, which returned 34.18% for the same time period. We have commentated in prior shareholder letters that the extreme skew between growth stock valuations in the EAFE index and more pedestrian businesses has been a challenge, and this continues to be the case for 2021. It is also true that given the upwelling in stock market sentiment as vaccines became viable to combat the pandemic, very deeply distressed but operationally challenged businesses have leapt upward in a somewhat speculative manner, leaving our discipline somewhat hampered by its focus on generally steadier return companies. We do expect some of these behavioral elements of the market to work more favorably under less-extreme conditions. With all those qualifiers in place, we are, without any qualifiers, profoundly disappointed by this performance.

The longer-term success of the Cambiar International Strategy stemmed from three basic insights about international investing. First, international markets have a tendency to exhibit greater price and valuation swings as stocks de-rate or re-rate based on their growth and returns profile. Growth and high returns on capital are relatively rarer than in the United States, where the business culture and velocity of new ideas has tended to be greater. A price-sensitive discipline that is acutely tuned to actions when an attractive entry point (or exit point) is presented can benefit from this, especially knowing the market tendencies. Second, a deep value, or aggressive growth mindset tends to be insufficiently flexible in contending with these elements, leading to a quality-value or GARP mindset as the better mousetrap. Last, corporate governance and capital stewardship tend to be important value drivers, especially as the quality of thinking / governance varies greatly overseas. From a behavioral point of view, these elements have driven the longer term success of Cambiar International’s efforts. For a number of reasons, none of which I find very satisfactory, the experience of the last few years has seen a flawed implementation of the above into Cambiar International Fund. We have redoubled efforts, added several new members to the team, and are focusing hard on the basic blocking and tackling issues to the above. These include identifying a wide funnel of possible stock ideas during better times so that there is an active roster of stocks to be implemented as and when the inevitable swoons occur, and ensuring the market structure, business output, and competitive position of our positions is durably strong, such that our conviction does not waver in these same episodes. International portfolio management generally requires a cast iron stomach and unemotional 1,000 yard stare.

We hope to be able to improve materially on the preceding paragraph in a year’s time.

Most of the damage in terms of relative performance came from positions directly exposed to China. We had staked out during the depths of the pandemic positions in China’s dominant digital platform businesses, Alibaba and Tencent, and some additional exposures to leisure and consumption. Internet based businesses have proven to be particularly sensible businesses through which to access the growth in per capita wealth and any number of consumptive and financial trends in China. However these are also businesses that naturally scale, that can push into adjacent markets with relative ease, and in so doing generate very high returns on invested capital – normally good things form an investor. In a country run by ideologues however, extreme success is frowned upon, and in a country that seeks to control and monitor its citizens closely, digital platform businesses are ideal ways to achieve this. As a result, these business are among the many targets of the Chinese Communist Party, or CCP, to exert greater control over and to redirect profits for state priorities. This brings about basic shareholder right questions (whose profits are these exactly) and degrees of business freedom questions (will these companies be allowed to grow profitably, especially in adjacent markets). After enduring some losses in these businesses in the context of strong overall returns for international markets broadly, we exited these positions, unable to come to any comfortable conclusion that these basic governance factors would suddenly shift in a durably favorable direction.

Elsewhere in the portfolio, industrial / transportation businesses performed well given the timing of vaccine-efficacy news as the new fiscal year began, and we have added in selective cases hospitality and travel linked exposures which remain discounted from valuation levels consistent with a more full recovery. These sagged moderately in the late summer as the Delta variant of COVID reached Europe and North America, pushing out the expected recovery time. Additional variants to the virus are likely, though not necessarily more dangerous than the strains we have already seen. The response of governments and health officials to these variants remains as challenging to handicap as the trajectory of the vaccines themselves. It is unclear if there will ever be an all clear moment with respect to COVID. We expect to be contending with this virus perhaps for decades. But with a great deal of science and ingenuity trained on this one (acute) health problem, we do not believe it is a reasonable expectation to believe that travel, leisure, restaurants, and related infrastructure will remain deeply depressed indefinitely. Should a more full recovery occur, we expect the lack of investment and capacity during the 2020-22 time period will prove challenging to catch up with.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMIX | CAMYX
Number of Holdings	42
Strategy Assets	$919,039 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2021
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	27.13%	5.78%	5.14%	5.87%	6.99%
Institutional Class Shares	27.23%	5.89%	5.26%	N/A	7.04%
MSCI EAFE Index	34.18%	11.54%	9.79%	7.37%	5.20%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning September 9, 2002 and Institutional Class Shares were offered beginning November 30, 2012. The MSCI EAFE Index annualized inception to date return since September 9, 2002.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
(UNAUDITED)

International Small Cap Fund – The Cambiar International Small Cap Fund posted a total return of 30.83% for the reporting period, compared to the MSCI EAFE Small Cap Index which returned 35.77%, leading to a performance lag against the Index of 4.94%. This underperformance was driven entirely by allocation (-4.18% impact from allocation) as stock selection was a solid positive contributor during the period. The biggest drags from allocation included an overweight to consumer staples and healthcare, while cash was a -211bps headwind. Additionally, the Fund suffered from a combined negative impact from being underweight energy and materials. On a bright note, the Fund benefited from a modest overweight in financials and underweight in utilities and real estate. Since the announcement of Moderna’s and Pfizer’s vaccines in November, we’ve witnessed a large move in what we believe are higher beta lower quality businesses that suffered significantly during the pandemic namely banks, energy stocks and commodity producers. This is very typical during the early phase of any economic recovery. Our QPD process largely avoids a meaningful allocation to these parts of the market simply because these companies don’t have a history of demonstrating through the cycle cash flow durability, pricing power, wide moats and generally acceptable returns on investor capital. Therefore while painful in the short term, we believe these periods of outperformance from low-quality areas of the market are likely to be short-lived.

Stock selection was a bright spot during the reporting. Outperformance here came from consumer staples, health care, consumer discretionary, and technology with the biggest negative impact from communication services, industrials and materials. Individual outperformers included Greggs (consumer discretionary), Zai Lab (healthcare), Virgin Money (financials), Virbac (healthcare), Eurazeo (financials), L’Occitane (consumer discretionary) and Electrocomponents (technology). Many of these stocks suffered significantly during the pandemic namely Greggs and Virgin Money but have since recovered all of their pandemic losses. Negative detractors included Autohome (communication services) and China East Education (consumer discretionary). These two stocks suffered in large part due to their jurisdiction in China and the fallout from concerns over VIE structures and general regulatory clampdowns. Additionally Ryohin Keikaku (consumer discretionary), GN Store Nord (healthcare) and Scout24 (communication services) were negative contributors during the period.

To conclude, the Fund’s underperformance vs MSCI EAFE Small Cap was largely driven by being under-allocated to lower quality higher beta parts of the market that have benefitted from the post pandemic re-opening and vaccine availability. While we’re disappointed, we are still very optimistic that our focus on buying and owning high quality businesses at prices that give us a strong margin of safety and what we consider a pragmatic valuation framework will win. Heading into 2022 as government stimulus measures wind down and as central banks begin to taper emergency bond buying programs we believe the markets will once again return to owning high quality companies at reasonable prices.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMFX
Number of Holdings	44
Strategy Assets	$96,881 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2021
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Institutional Class Shares	30.83%	12.08%	11.02%	N/A	8.17%
MSCI EAFE Small Cap Index	35.77%	13.37%	11.37%	N/A	9.83%

GROWTH OF A $100,000 INVESTMENT

(1) Commenced operations on November 18, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
(UNAUDITED)

Cambiar Global Equity Fund – The Cambiar Global Equity Fund posted a strong performance of 31.61% during the period, which trailed the MSCI World Index return of 40.42%. The Fund benefited from overweight positions in cyclical sectors as global markets recovered on the COVID vaccine announcement late in 2020. Increased visibility on highly anticipated economic recovery resulted in significant rerating of the sectors most negatively impacted by the pandemic. Financials were the biggest beneficiaries of this trend with stocks such as KKR, Charles Schwab, KBC Group, and American Express, outperforming the indices by a wide margin. Information technology sector, which included high-growth companies such as ASML, Capgemini, and Marvell Technology, continued to perform strongly as demand for their products remains propelled by structural tailwinds. Stocks within the industrial complex also benefited tremendously from the improved visibility driven by the vaccine news, with Airbus, Deutsche Post, Union Pacific, and Expeditors, all delivering strong outperformance.

The detractors to the performance were in the consumer discretionary, healthcare and energy sectors. The Fund’s exposure to Chinese stocks, such as Alibaba, Sand China, and Vipshop, was negatively impacted by China’s heightened regulatory intervention. Although for years China has been viewed as an attractive investment opportunity given a growing middle class and expanding consumption trends, the recent actions of the Chinese government in the sake of promoting “common prosperity” will question Investors’ willingness to allocate capital to companies where the basic principles of capitalism are being violated. Within healthcare, stocks such as Merck and Roche, did well, with their performance partially offset by medical devices companies, such as Phillips NV and Smith & Nephew, which continue to be negatively impacted by the delay of elective medical procedures as pandemic endures. Incyte was also a detractor to performance due to on-going delays and tougher FDA drug approval standards. Energy, although a small part of the Index at 3%, performed very well on the back of economic rebound, which hurt the Fund’s performance given its nil allocation to the sector based on poor longer-term economics.

As the world continues to normalize away from the pandemic phase, we are laser focused on new investment opportunities, which must fall within our proven underwriting discipline of seeking “best ideas” sourced from our domestic and international portfolios. Given the strong markets’ performance since the pandemic trough, selection of right stocks will be much more important for outperformance going forward. We will continue to seek investment candidates which possess durable competitive advantage with above-average operating/financial matrix which are not appropriately reflected in current prices. We remain optimistic that this strategy will continue to deliver strong results going forward.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMGX
Number of Holdings	48
Strategy Assets	$10,258 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2021
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	31.61%	13.51%	10.37%	N/A	9.87%
MSCI World Index	40.42%	18.20%	15.45%	N/A	12.57%

GROWTH OF A $10,000 INVESTMENT

(1) Commenced operations on November 30, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND
(UNAUDITED)

Cambiar Aggressive Value Fund – The Fund gained 47.96%, versus a 40.42% gain for the MSCI World Index during the fiscal year. In May 2020 the Fund reclaimed its original name as the Cambiar Aggressive Value Fund, at the request of the manager and with Fund board approval. This Fund was incepted in 2007 under this name, but in 2016 it was re-named the Cambiar Global Unconstrained Fund and subsequently the Cambiar Global Ultra Focus Fund in 2017.

The name changes to the two “Global U___” titles were intended to align the Fund with a more descriptive name for improved marketability and benchmarking. However, whether coincidental or not, the Fund’s opportunistic and very concentrated strategy seemed at odds and out of step with markets in the 2017 and 2018 time period, generating poorer overall results on the heels of portfolio misfires and limited digital platform businesses. The Fund performed better in 2019 but entered 2020 rather heavily exposed to the global travel and aircraft supply spaces – ground zero from a business disruption and capital destruction perspective owing to the pandemic. March 2020 results undid a very solid 2019 in a space of days.

Your fund manager is not a firm believer in spiritual notions such as negative karma or that the name of a financial product wrapper might by lucky or unlucky as the case may be. However, following years of generally successful investing under the unique but provocative Aggressive Value name, I began to question whether we had messed with a good thing that was intended to be what it was (originally) intended to be, upsetting the financial gods in some way. Secondly, with markets and stocks severely disjointed from fair valuations given pandemic-based disruptions, the opportunity set for Aggressive Value to do what it is capable of doing seemed especially strong. There will be no subsequent renaming of Aggressive Value – this is what this Fund was always intended to be called, it would seem.

The Fund employs a concentrated strategy, and typically holds 20-30 positions in global equities of varying capitalization ranges. The Fund’s objective is to gain long term capital appreciation by acquiring larger positions in equities that it deems to be distinctly undervalued with a range of drivers and returns, and to seek to achieve this by identifying uniquely attractive buy and sell points in which to build or exit these positions. Due to the concentrated nature of the Fund and the idiosyncratic nature of its positions, performance on a quarterly and annual basis can be very volatile, and for this reporting period, it was true to form. Given the Fund’s more focused portfolio construction approach and long-term performance orientation, investors are encouraged to look at 3-5 year expected holding periods for this strategy.

Early in 2021, the Aggressive Value Fund benefited handsomely from an (unintended) participation in a Robinhood-Meme stock, Bed, Bath and Beyond. Our investment team identified Bed Bath as distinctive turnaround candidate with a clear end market vertical under new management, following years of deficient execution and business strategy. We were aware that this was far from a consensus view, and that short positions were quite massive as a percentage of the stock’s float. We were entirely unaware that by early January, excessively shorted small cap stocks would become day-trader targets, triggering explosive gains and leading to some de-stabilization of the broader stock market. Bed Bath did not generate the same intensity and outsized returns as other meme stocks but did participate in the (outsized) rally, which we generally used to monetize the swings. Later in 2021 we exited this position.

The Fund was well positioned throughout 2021 in “re-opening” stocks such as aircraft manufacturing, aircraft leasing, air travel booking services, and other related personal transportation services. These stocks did very well in the early part of the year but faded in the summer months as the Delta variant rampaged through the population and slowed the velocity of economic reopening. Additional variants of COVID are likely to emerge in 2022 and beyond – we don’t doubt this. We do doubt that citizens of free societies will continue to live cloistered lives to impede a virus that remains virulent in the face of any but the most severe social shutdown, or that the quality and availability of therapies and vaccines to address COVID and derivatives will not continue to improve. It is possible that optimism is excessive in this regard, but this remains a core view.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND
(UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMAX
Number of Holdings	28
Strategy Assets	$53,641 B

AVERAGE ANNUAL TOTAL RETURN(1)
FOR PERIODS ENDED OCTOBER 31, 2021
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	47.96%	13.95%	9.19%	9.08%	7.99%
MSCI World Index	40.42%	18.20%	15.45%	12.19%	7.24%

GROWTH OF A $10,000 INVESTMENT

(1) Commenced operations on August 31, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†

†Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.5%

	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 6.0%
L3Harris Technologies	47,000	$10,835,380
Raytheon Technologies	120,000	10,663,200

		21,498,580

AIR FREIGHT & LOGISTICS — 3.4%
United Parcel Service, Cl B	57,000	12,167,790

AIRLINES — 2.5%
Southwest Airlines *	185,000	8,746,800

BANKS — 6.2%
JPMorgan Chase	64,000	10,872,960
US Bancorp	190,000	11,470,300

		22,343,260

BIOTECHNOLOGY — 2.7%
Biogen *	36,000	9,600,480

CAPITAL MARKETS — 7.6%
Charles Schwab	100,000	8,203,000
Goldman Sachs Group	25,000	10,333,750
KKR, Cl A	107,000	8,524,690

		27,061,440

CHEMICALS — 3.0%
Corteva	245,000	10,571,750

COMMUNICATION EQUIPMENT — 3.5%
Motorola Solutions	50,000	12,429,500

CONSUMER FINANCE — 2.1%
American Express	44,000	7,646,320

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS — 2.0%
TE Connectivity	50,000	7,300,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
FOOD, BEVERAGE & TOBACCO — 2.1%
Sysco	100,000	$7,690,000

HEALTH CARE EQUIPMENT & SUPPLIES — 3.8%
Baxter International	88,000	6,948,480
Medtronic	57,000	6,832,020

		13,780,500

HEALTH CARE PROVIDERS & SERVICES — 3.2%
Centene *	160,000	11,398,400

HOTELS, RESTAURANTS & LEISURE — 1.6%
Penn National Gaming *	80,000	5,728,000

HOUSEHOLD PRODUCTS — 2.8%
Colgate-Palmolive	130,000	9,904,700

INDUSTRIAL CONGLOMERATES — 2.0%
3M	40,000	7,147,200

INSURANCE — 6.5%
Chubb	63,000	12,308,940
Principal Financial Group	162,000	10,868,580

		23,177,520

INTERACTIVE MEDIA & SERVICES — 3.7%
Alphabet, Cl A *	4,500	13,324,140

INTERNET & DIRECT MARKETING RETAIL — 3.0%
Amazon.com *	3,200	10,791,776

IT SERVICES — 5.4%
Fiserv *	110,000	10,833,900
Mastercard, Cl A	25,000	8,388,000

		19,221,900

MULTI-UTILITIES — 2.7%
Sempra Energy	75,000	9,572,250

PHARMACEUTICALS — 2.8%
Bristol-Myers Squibb	170,000	9,928,000

REAL ESTATE INVESTMENT TRUSTS — 1.9%
Welltower	85,000	6,834,000

ROAD & RAIL — 6.5%
Uber Technologies *	270,000	11,831,400
Union Pacific	47,000	11,345,800

		23,177,200

SEMI-CONDUCTORS & EQUIPMENT — 5.1%
Applied Materials	79,000	10,795,350
Skyworks Solutions	45,000	7,520,850

		18,316,200

SEMI-CONDUCTORS & INSTRUMENTS — 3.6%
Marvell Technology	185,000	12,672,500

SPECIALTY RETAIL — 3.8%
Gap	280,000	6,353,200
TJX	110,000	7,203,900

		13,557,100

TOTAL COMMON STOCK
(Cost $252,947,691)		355,587,306

SHORT-TERM INVESTMENT — 0.5%

First American Treasury Obligation Fund 0.013%
(Cost $1,688,499)	1,688,499	1,688,499

TOTAL INVESTMENTS— 100.0%
(Cost $254,636,190)		$357,275,805

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2021

Percentages are based on Net Assets of $357,252,879.

*	Non-income producing security.

Cl — Class

As of October 31, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.5%

	Shares	Value
AEROSPACE & DEFENSE — 2.5%
Mercury Systems *	72,000	$3,710,880

AIR FREIGHT & LOGISTICS — 2.4%
Expeditors International of Washington	29,500	3,636,170

BANKS — 10.7%
BOK Financial	42,170	4,266,339
East West Bancorp	52,330	4,159,189
First Horizon	218,990	3,716,260
Signature Bank NY	13,250	3,946,115

		16,087,903

BIOTECHNOLOGY — 5.1%
Exelixis *	193,840	4,169,498
Incyte *	52,000	3,482,960

		7,652,458

BUILDING PRODUCTS — 2.9%
Builders FirstSource *	76,000	4,428,520

ELECTRICAL EQUIPMENT — 5.0%
GrafTech International	304,850	3,261,895
Hubbell, Cl B	21,340	4,254,556

		7,516,451

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.3%
IPG Photonics *	21,800	3,466,418

ELECTRONICS EQUIPMENT — 2.5%
Vontier	112,000	3,788,960

FOOD, BEVERAGE & TOBACCO — 2.4%
Lamb Weston Holdings	65,000	3,669,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
GAS UTILITIES — 2.3%
Atmos Energy	37,090	$3,416,731

HEALTH CARE EQUIPMENT & SERVICES — 2.9%
STERIS	18,490	4,321,853

HOTELS, RESTAURANTS & LEISURE — 2.7%
Penn National Gaming *	57,730	4,133,468

INSURANCE — 13.6%
American Financial Group	28,165	3,831,566
Arch Capital Group *	103,650	4,334,643
Axis Capital Holdings	76,210	3,968,255
Fidelity National Financial	90,440	4,332,980
Reinsurance Group of America, Cl A	33,835	3,995,237

		20,462,681

IT SERVICES — 12.0%
Amdocs	49,280	3,835,955
Booz Allen Hamilton Holding, Cl A	46,000	3,995,560
Euronet Worldwide *	31,105	3,489,670
Maximus	42,170	3,566,317
WEX *	20,530	3,073,341

		17,960,843

MACHINERY — 5.3%
Lincoln Electric Holdings	30,490	4,341,776
Toro	38,600	3,685,142

		8,026,918

MEDICAL PRODUCTS & SERVICES — 2.9%
Amedisys *	26,000	4,402,840

REAL ESTATE INVESTMENT TRUSTS — 7.5%
Americold Realty Trust	125,000	3,683,750
National Retail Properties	82,310	3,733,582
VICI Properties	132,610	3,892,103

		11,309,435

SEMI-CONDUCTORS & INSTRUMENTS — 4.8%
ON Semiconductor *	81,565	3,920,829
Qorvo *	20,020	3,367,965

		7,288,794

SOFTWARE — 2.5%
Dolby Laboratories, Cl A	41,720	3,685,962

SPECIALTY RETAIL — 4.6%
Burlington Stores *	12,190	3,367,975
Gap	158,000	3,585,020

		6,952,995

WATER UTILITIES — 2.6%
Essential Utilities	84,340	3,969,884

TOTAL COMMON STOCK
(Cost $131,669,720)		149,889,414

SHORT-TERM INVESTMENT — 0.3%

First American Treasury Obligation Fund 0.013%
(Cost $399,169)	399,169	399,169

TOTAL INVESTMENTS— 99.8%
(Cost $132,068,889)		$150,288,583

Percentages are based on Net Assets of $150,528,909.
*	Non-income producing security.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2021

As of October 31, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.7%

	Shares	Value
AEROSPACE & DEFENSE — 7.1%
BWX Technologies	37,000	$2,099,380
Mercury Systems *	37,000	1,906,980
Parsons *	56,000	1,939,840
RADA Electronic Industries *	92,000	941,160

		6,887,360

AIR FREIGHT & LOGISTICS — 2.4%
Forward Air	23,000	2,312,880

AIRLINES — 2.1%
Hawaiian Holdings *	105,000	2,031,750

BANKS — 11.2%
Cathay General Bancorp	49,000	2,067,310
Prosperity Bancshares	30,000	2,259,300
Texas Capital Bancshares *	34,000	2,060,400
United Bankshares	58,000	2,145,420
United Community Banks	67,000	2,334,280

		10,866,710

BIOTECHNOLOGY — 4.7%
Chimerix *	123,000	644,520
Emergent BioSolutions *	37,000	1,763,790
Exelixis *	100,075	2,152,614

		4,560,924

BUILDING PRODUCTS — 2.1%
PGT Innovations *	92,000	1,964,200

CHEMICALS — 2.1%
Cabot	39,000	2,080,650

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
COMMERCIAL SERVICES & SUPPLIES — 1.7%
Healthcare Services Group	85,000	$1,631,150

CONSTRUCTION & ENGINEERING — 2.3%
NV5 Global *	21,000	2,186,730

ELECTRIC UTILITIES — 2.4%
IDACORP	22,000	2,295,040

ELECTRICAL EQUIPMENT — 1.9%
GrafTech International	174,000	1,861,800

ELECTRONICS EQUIPMENT — 2.0%
Advanced Energy Industries	21,000	1,928,220

FOOD PRODUCTS — 2.3%
Hain Celestial Group *	50,000	2,243,500

HEALTH CARE EQUIPMENT & SERVICES — 5.9%
Cardiovascular Systems *	58,000	2,034,640
ICU Medical *	8,000	1,873,040
NuVasive *	34,000	1,814,240

		5,721,920

HEALTH CARE PROVIDER & SERVICES — 4.0%
Apria *	51,000	1,908,930
Innovage Holding *	293,000	1,939,660

		3,848,590

HOTELS, RESTAURANTS & LEISURE — 2.4%
Monarch Casino & Resort *	32,000	2,311,040

INSURANCE — 10.3%
Axis Capital Holdings	41,000	2,134,870
First American Financial	27,000	1,974,780
James River Group Holdings	58,000	1,853,100
Reinsurance Group of America, Cl A	17,000	2,007,360
RenaissanceRe Holdings	14,000	1,985,200

		9,955,310

IT SERVICES — 2.5%
WNS Holdings ADR *	27,000	2,397,870

PHARMACEUTICALS — 2.2%
Harmony Biosciences Holdings *	50,000	2,073,500

PROFESSIONAL SERVICES — 4.2%
Insperity	18,000	2,250,000
ManpowerGroup	19,000	1,836,350

		4,086,350

REAL ESTATE INVESTMENT TRUSTS — 2.0%
NETSTREIT	80,000	1,939,200

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.2%
Marcus & Millichap *	46,000	2,166,600

RETAIL — 1.8%
American Eagle Outfitters	74,000	1,756,760

SEMI-CONDUCTORS & INSTRUMENTS — 6.8%
Cohu *	65,000	2,082,600
Diodes *	26,500	2,546,385
Rambus *	83,000	1,931,410

		6,560,395

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
SOFTWARE — 9.1%
Bottomline Technologies DE *	51,000	$2,361,300
Cerence *	23,000	2,417,990
Cognyte Software *	93,000	1,851,630
Envestnet *	26,000	2,171,000

		8,801,920

TOTAL COMMON STOCK (Cost $82,243,192)		94,470,369

SHORT-TERM INVESTMENT — 2.6%

First American Treasury Obligation Fund 0.013% (Cost $2,468,533)	2,468,533	2,468,533

TOTAL INVESTMENTS — 100.3% (Cost $84,711,725)		$96,938,902

   Percentages are based on Net Assets of $96,657,903.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.5%

	Shares	Value
BELGIUM — 5.4%
KBC Group	258,000	$24,026,912
UCB	214,000	25,505,346

		49,532,258

BRAZIL — 2.0%
XP, Cl A *	574,278	18,842,066

CHINA — 1.8%
Yum China Holdings	288,000	16,439,040

DENMARK — 2.4%
Carlsberg, Cl B	136,000	22,434,188

FINLAND — 2.3%
Nordea Bank Abp	1,753,000	21,445,061

FRANCE — 13.3%
Air Liquide	117,000	19,508,791
Airbus	173,000	22,118,722
Capgemini	106,000	24,666,551
Cie de Saint-Gobain	288,000	19,829,235
Pernod Ricard	99,000	22,740,073
Worldline *	237,000	13,802,740

		122,666,112

GERMANY — 13.2%
Deutsche Post	367,000	22,706,017
Fresenius Medical Care & KGaA	268,000	17,801,607
Merck KGaA	115,000	27,146,408
SAP	216,000	31,291,971
Siemens	143,000	23,189,457

		122,135,460

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
HONG KONG — 2.5%
AIA Group	2,018,000	$22,785,335

JAPAN — 11.9%
Eisai	232,000	16,339,232
FANUC	99,000	19,378,723
Hitachi	373,000	21,448,932
Murata Manufacturing	258,000	19,587,401
Sony Group	286,000	32,972,494

		109,726,782

NETHERLANDS — 2.5%
Koninklijke Philips	486,000	22,880,007

SINGAPORE — 2.2%
DBS Group Holdings	880,000	20,575,751

SPAIN — 9.7%
Aena SME ADR *	1,128,000	18,589,440
Amadeus IT Group	394,000	26,344,096
Banco Santander	5,404,000	20,468,419
Iberdrola	2,067,000	24,408,306

		89,810,261

SWITZERLAND — 7.0%
Julius Baer Group	288,000	20,816,776
Roche Holding	63,000	24,361,238
Zurich Insurance Group	44,000	19,505,898

		64,683,912

TAIWAN — 1.7%
Taiwan Semiconductor Manufacturing ADR	137,000	15,576,900

UNITED KINGDOM — 20.6%
BAE Systems	2,817,000	21,273,034
Bunzl	695,000	25,699,877
Compass Group	1,160,000	24,606,542
Entain	1,170,000	32,792,664
London Stock Exchange Group	216,000	20,988,094
Reckitt Benckiser Group	321,000	26,028,808
Smith & Nephew ADR	455,000	15,811,250
SSE	1,034,000	23,256,863

		190,457,132

TOTAL COMMON STOCK (Cost $747,028,051)		909,990,265

SHORT-TERM INVESTMENT — 1.0%

First American Treasury Obligation Fund 0.013% (Cost $9,049,159)	9,049,159	9,049,159

TOTAL INVESTMENTS — 99.5% (Cost $756,077,210)		$919,039,424

Percentages are based on Net Assets of $923,797,212.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.0%

	Shares	Value

ARGENTINA — 2.2%
Despegar.com *	188,000	$2,090,560

AUSTRIA — 2.0%
Flughafen Wien	60,000	1,976,764

DENMARK — 1.5%
GN Store Nord	24,517	1,487,784

FINLAND — 4.3%
Enento Group	49,000	2,073,175
Nokian Renkaat	54,692	2,048,461

		4,121,636

FRANCE — 13.2%
Eurazeo	28,569	2,676,744
Euronext	25,924	2,918,904
Remy Cointreau	10,081	2,034,729
Virbac	6,174	3,122,507
Wendel	15,000	1,995,839

		12,748,723

GERMANY — 12.7%
Brenntag	24,101	2,291,274
Gerresheimer	19,648	1,801,152
KION Group	22,716	2,478,921
Rheinmetall	22,588	2,189,212
Scout24	23,614	1,643,330
Stabilus	25,209	1,894,208

		12,298,097

ITALY — 5.8%
Azimut Holding	76,384	2,197,789
Buzzi Unicem	70,327	1,639,785

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
ITALY — continued
Technogym	168,532	$1,768,997

		5,606,571

JAPAN — 11.4%
Daito Trust Construction	17,000	2,106,076
Kakaku.com	73,500	2,427,967
MatsukiyoCocokara	46,500	2,052,161
Ryohin Keikaku	101,700	1,996,969
Taiyo Yuden	48,800	2,461,943

		11,045,116

LUXEMBOURG — 2.2%
L’Occitane International	603,600	2,152,805

MEXICO — 2.0%
Coca-Cola Femsa ADR	36,243	1,948,061

NETHERLANDS — 2.3%
Aalberts	40,000	2,212,589

NORWAY — 5.1%
Schibsted	39,269	2,025,296
Volue *	410,500	2,871,785

		4,897,081

SPAIN — 2.0%
Almirall	130,019	1,931,385

SWITZERLAND — 3.9%
COSMO Pharmaceuticals *	23,810	1,812,535
Softwareone Holding	85,000	1,968,108

		3,780,643

UNITED KINGDOM — 23.0%
B&M European Value Retail	280,000	2,426,386
Biffa	531,000	2,892,268
Britvic	147,225	1,789,186
Electrocomponents	171,591	2,641,848
Greggs	70,356	2,941,530
Hargreaves Lansdown	86,081	1,810,681
Lancashire Holdings	223,429	1,547,216
Rotork	411,413	1,994,286
Tate & Lyle	219,877	1,950,517
Virgin Money UK	791,000	2,200,770

		22,194,688

UNITED STATES — 2.4%
WNS Holdings ADR *	26,000	2,309,060

TOTAL COMMON STOCK (Cost $70,691,678)		92,801,563

SHORT-TERM INVESTMENT — 4.2%

First American Treasury Obligation Fund 0.013% (Cost $4,079,305)	4,079,305	4,079,305

TOTAL INVESTMENTS — 100.2% (Cost $74,770,983)		$96,880,868

Percentages are based on Net Assets of $96,670,350.
*	Non-income producing security.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
OCTOBER 31, 2021

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.1%

	Shares	Value
BELGIUM — 3.9%
KBC Group ADR	4,220	$196,188
UCB ADR	3,386	203,227

		399,415

CHINA — 1.9%
Yum China Holdings	3,445	196,641

FRANCE — 6.2%
Airbus ADR	6,106	195,392
Capgemini ADR	5,135	239,753
Pernod Ricard ADR	4,269	195,947

		631,092

GERMANY — 5.7%
Deutsche Post ADR	2,968	184,432
Merck KGaA ADR	4,218	199,891
SAP ADR	1,413	204,574

		588,897

HONG KONG — 2.4%
AIA Group ADR	5,420	245,201

JAPAN — 2.2%
Sony Group ADR	1,947	225,443

NETHERLANDS — 4.1%
ASML Holding ADR	258	209,723
Koninklijke Philips ADR	4,395	207,664

		417,387

SPAIN — 2.1%
Iberdrola ADR	4,474	211,889

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
SWITZERLAND — 2.0%
Roche Holding ADR	4,264	$206,079

TAIWAN — 1.9%
Taiwan Semiconductor Manufacturing ADR	1,740	197,838

UNITED KINGDOM — 10.2%
Entain ADR *	9,000	252,225
London Stock Exchange Group ADR	9,224	228,663
Reckitt Benckiser Group ADR	12,001	194,776
Smith & Nephew ADR	4,746	164,924
SSE ADR	8,975	205,976

		1,046,564

UNITED STATES — 55.5%
3M	1,091	194,940
Alphabet *	104	307,936
Amazon.com *	73	246,187
American Express	1,211	210,448
Baxter International	2,700	213,192
Biogen *	750	200,010
Booz Allen Hamilton Holding	2,462	213,849
Burlington Stores *	724	200,034
Charles Schwab	2,523	206,962
Chubb	1,179	230,353
Colgate-Palmolive	3,087	235,199
Corteva	4,527	195,340
Expeditors International of Washington	1,593	196,353
Fiserv *	2,020	198,950
Gap	7,450	169,040
JPMorgan Chase	1,169	198,601
KKR	2,747	218,853
L3Harris Technologies	888	204,720
Marvell Technology	3,690	252,765
Mastercard	570	191,246
Medtronic	1,629	195,252
Motorola Solutions	929	230,940
Sysco	3,321	255,385
Uber Technologies *	5,413	237,198
Ulta Beauty *	539	198,007
Union Pacific	1,181	285,093

		5,686,853

TOTAL COMMON STOCK
(Cost $7,397,579)		10,053,299

SHORT-TERM INVESTMENT — 2.0%

First American Treasury Obligation Fund 0.013%
(Cost $204,890)	204,890	204,890

TOTAL INVESTMENTS — 100.1% (Cost $7,602,469)		$10,258,189

Percentages are based on Net Assets of $10,248,414.

*	Non-income producing security.

ADR — American Depositary Receipt

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.2%

	Shares	Value
FRANCE — 9.0%
Airbus ADR	50,000	$1,600,000
Capgemini ADR	37,000	1,727,530
Thales ADR	82,000	1,508,800

		4,836,330

GERMANY — 5.4%
SAP ADR	20,000	2,895,600

JAPAN — 2.0%
Eisai ADR	15,000	1,060,350

NETHERLANDS — 3.9%
ING Groep ADR	140,000	2,118,200

SPAIN — 6.8%
Aena SME ADR *	110,000	1,812,800
Amadeus IT Group ADR *	27,000	1,809,000

		3,621,800

UNITED KINGDOM — 10.8%
BAE Systems ADR	60,000	1,839,600
Entain ADR *	90,000	2,522,250
Tate & Lyle ADR	40,000	1,424,000

		5,785,850

UNITED STATES — 61.3%
3M	10,000	1,786,800
Air Lease	57,000	2,282,850
Alphabet *	900	2,664,828
Applied Materials	13,000	1,776,450
Biogen *	6,000	1,600,080
Centene *	30,000	2,137,200
Corteva	42,000	1,812,300

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

UNITED STATES — continued
Fiserv *	20,000	$1,969,800
Gap	65,000	1,474,850
Goldman Sachs Group	4,000	1,653,400
GrafTech International	250,000	2,675,000
Marvell Technology	30,000	2,055,000
Motorola Solutions	10,000	2,485,900
Principal Financial Group	30,000	2,012,700
Raytheon Technologies	23,000	2,043,780
Uber Technologies *	57,000	2,497,740

		32,928,678

TOTAL COMMON STOCK
(Cost $42,283,524)		53,246,808

SHORT-TERM INVESTMENT — 0.7%

First American Treasury Obligation Fund 0.013%
(Cost $393,879)	393,879	393,879

TOTAL INVESTMENTS — 99.9% (Cost $42,677,403)		$53,640,687

Percentages are based on Net Assets of $53,693,455.

*	Non-income producing security.

ADR — American Depositary Receipt

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	Opportunity Fund	SMID Fund

Assets:
Cost of securities	$254,636,190	$132,068,889

Investments in securities at value	$357,275,805	$150,288,583
Receivable for capital shares sold	210,133	397,436
Dividends receivable	236,614	68,337
Receivable for dividend tax reclaim	12,560	—
Prepaid expenses	18,399	18,208

Total Assets	357,753,511	150,772,564

Liabilities:
Payable for capital shares redeemed	238,033	88,975
Investment Adviser fees payable	153,916	81,912
Audit fees payable	25,490	25,490
Payable due to administrator	16,239	6,849
Shareholder servicing fees payable	13,922	14,998
Payable due to trustees	5,995	2,506
Chief Compliance Officer fees payable	789	563
Other accrued expenses	46,248	22,362

Total Liabilities	500,632	243,655

Net Assets	$357,252,879	$150,528,909

Net Assets:
Paid-in Capital	$230,328,561	$117,173,958
Total distributable earnings	126,924,318	33,354,951

Net Assets	$357,252,879	$150,528,909

Investor Class Shares:
Net Assets	$158,920,855	$124,536,013
Total shares outstanding at end of year	5,371,892	4,988,691
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$29.58	$24.96

Institutional Class Shares:
Net Assets	$198,332,024	$25,992,896
Total shares outstanding at end of year	6,722,305	1,040,773
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$29.50	$24.97

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Fund	International Equity Fund

Assets:
Cost of securities	$84,711,725	$756,077,210

Investments in securities at value	$96,938,902	$919,039,424
Receivable for capital shares sold	5,233	983,344
Dividends receivable	27	1,648,136
Receivable for dividend tax reclaim	—	9,052,449
Prepaid expenses	18,446	18,544

Total Assets	96,962,608	930,741,897

Liabilities:
Payable for capital shares redeemed	187,378	1,222,533
Investment Adviser fees payable	54,338	651,730
Audit fees payable	25,490	25,490
Shareholder servicing fees payable	13,019	25,319
Payable due to administrator	4,407	42,636
Payable due to trustees	1,632	15,703
Chief Compliance Officer fees payable	506	1,418
Payable for investment securities purchased	—	4,790,093
Other accrued expenses	17,935	169,763

Total Liabilities	304,705	6,944,685

Net Assets	$96,657,903	$923,797,212

Net Assets:
Paid-in Capital	$61,400,333	$826,081,432
Total distributable earnings	35,257,570	97,715,780

Net Assets	$96,657,903	$923,797,212

Investor Class Shares:
Net Assets	$40,967,385	$205,316,934
Total shares outstanding at end of year	1,955,018	7,317,483
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$20.95	$28.06

Institutional Class Shares:
Net Assets	$55,690,518	$718,480,278
Total shares outstanding at end of year	2,575,163	25,572,261
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$21.63	$28.10

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	International Small Cap Fund	Global Equity Fund

Assets:
Cost of securities	$74,770,983	$7,602,469

Investments in securities at value	$96,880,868	$10,258,189
Receivable for investment securities sold	1,771,596	—
Receivable for capital shares sold	93,120	103
Receivable due from Investment Adviser	—	2,886
Dividends receivable	89,622	3,938
Receivable for dividend tax reclaim	71,981	16,713
Unrealized appreciation on foreign currency spot contracts	62	—
Prepaid expenses	9,040	4,913

Total Assets	98,916,289	10,286,742

Liabilities:
Payable for investment securities purchased	2,085,511	—
Investment Adviser fees payable	60,139	—
Payable for capital shares redeemed	29,555	—
Audit fees payable	25,490	25,490
Shareholder servicing fees payable	17,602	4,196
Payable due to administrator	4,364	464
Payable due to trustees	1,614	171
Chief Compliance Officer fees payable	505	411
Payable due to custodian	—	3,315
Payable due to transfer agent fees	—	3,333
Other accrued expenses	21,159	948

Total Liabilities	2,245,939	38,328

Net Assets	$96,670,350	$10,248,414

Net Assets:
Paid-in Capital	$67,838,573	$6,674,982
Total distributable earnings	28,831,777	3,573,432

Net Assets	$96,670,350	$10,248,414

Investor Class Shares:
Net Assets	N/A	$10,248,414
Total shares outstanding at end of year	N/A	680,076
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	N/A	$15.07

Institutional Class Shares:
Net Assets	$96,670,350	N/A
Total shares outstanding at end of period	6,674,257	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$14.48	N/A

Amounts designated as “-” are $0 or have been rounded to $0.

N/A – Not Applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

STATEMENT OF ASSETS AND LIABILITIES

Aggressive Value Fund

Assets:
Cost of securities	$42,677,403

Investments in securities at value	$53,640,687
Receivable for capital shares sold	569
Dividends receivable	32,040
Receivable for dividend tax reclaim	108,468
Prepaid expenses	13,237

Total Assets	53,795,001

Liabilities:
Investment Adviser fees payable	29,510
Audit fees payable	25,490
Payable for capital shares redeemed	24,477
Shareholder servicing fees payable	5,555
Payable due to administrator	2,464
Payable due to trustees	909
Chief Compliance Officer fees payable	459
Other accrued expenses	12,682

Total Liabilities	101,546

Net Assets	$53,693,455

Net Assets:
Paid-in Capital	$60,237,453
Total distributable loss	(6,543,998)

Net Assets	$53,693,455

Investor Class Shares:
Net Assets	$53,693,455
Total shares outstanding at end of year	2,130,288
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$25.20

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2021

STATEMENTS OF OPERATIONS

	Opportunity Fund	SMID Fund

Investment Income
Dividends	$4,823,977	$2,209,204
Interest	5,992	3,882

Total Investment Income	4,829,969	2,213,086

Expenses
Investment Advisory Fees	1,979,920	990,758
Shareholder Servicing Fees - Investor Class Shares	285,342	81,825
Administration Fees	176,743	66,332
Trustees’ Fees	19,995	7,509
Chief Compliance Officer Fees	3,784	2,408
Transfer Agent Fees	91,071	56,892
Printing Fees	44,155	17,519
Registration & Filing Fees	40,615	37,756
Audit Fees	23,490	23,490
Legal Fees	22,458	8,544
Custodian Fees	17,133	5,363
Pricing Fees	3,508	2,828
Other Expenses	23,840	8,999

Total Expenses	2,732,054	1,310,223

Less:
Investment Advisory Fees Waiver	(301,274)	(176,242)
Fees Paid Indirectly (Note 3)	(636)	(29)

Net Expenses	2,430,144	1,133,952

Net Investment Income	2,399,825	1,079,134

Net Realized Gain on Investments	26,768,516	17,871,146
Net Change in Unrealized Appreciation on Investments	68,486,641	10,662,042

Net Gain on Investments	95,255,157	28,533,188

Net Increase in Net Assets from Operations	$97,654,982	$29,612,322

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2021

STATEMENTS OF OPERATIONS

	Small Cap Fund	International Equity Fund

Investment Income
Dividends	$964,082	$24,670,239
Interest	895	–
Less: Foreign Taxes Withheld	—	(2,385,858)

Total Investment Income	964,977	22,284,381

Expenses
Investment Advisory Fees	832,635	9,485,606
Shareholder Servicing Fees - Investor Class Shares	86,245	174,870
Administration Fees	52,459	564,413
Trustees’ Fees	5,968	65,441
Chief Compliance Officer Fees	2,245	8,890
Transfer Agent Fees	52,818	205,221
Registration & Filing Fees	35,342	52,929
Audit Fees	23,490	25,770
Printing Fees	14,599	103,308
Legal Fees	6,732	73,755
Custodian Fees	6,091	258,547
Pricing Fees	3,070	8,064
Other Expenses	8,381	89,632

Total Expenses	1,130,075	11,116,446

Less:
Investment Advisory Fees Waiver	(161,691)	(1,450,695)
Fees Paid Indirectly (Note 3)	(147)	(350)

Net Expenses	968,237	9,665,401

Net Investment Income (Loss)	(3,260)	12,618,980

Net Realized Gain on Investments	27,008,500	144,220,947
Net Realized Gain on Foreign Currency Transactions	—	44,945
Net Change in Unrealized Appreciation on Investments	4,517,399	114,125,435
Net Change in Depreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(163,958)

Net Gain on Investments and Foreign Currency Transactions	31,525,899	258,227,369

Net Increase in Net Assets from Operations	$31,522,639	$270,846,349

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2021

STATEMENTS OF OPERATIONS

	International Small Cap Fund	Global Equity Fund

Investment Income
Dividends	$1,560,246	$131,937
Interest	3,021	35
Less: Foreign Taxes Withheld	(150,076)	(10,660)

Total Investment Income	1,413,191	121,312

Expenses
Investment Advisory Fees	799,679	79,147
Shareholder Servicing Fees - Investor Class Shares	—	8,442
Shareholder Servicing Fees - Institutional Class Shares	88,852	—
Administration Fees	47,589	5,652
Trustees’ Fees	5,381	637
Chief Compliance Officer Fees	2,174	1,652
Transfer Agent Fees	32,834	20,006
Audit Fees	25,770	25,770
Custodian Fees	24,789	10,045
Registration & Filing Fees	22,719	24,103
Printing Fees	8,907	1,722
Legal Fees	6,140	726
Pricing Fees	2,527	1,342
Other Expenses	13,632	2,297

Total Expenses	1,080,993	181,541

Less:
Investment Advisory Fees Waiver	(147,022)	(79,147)
Reimbursement of other operating expenses	—	(9,521)
Fees Paid Indirectly (Note 3)	(12)	(6)

Net Expenses	933,959	92,867

Net Investment Income	479,232	28,445

Net Realized Gain on Investments	6,283,662	915,446
Net Realized Gain on Foreign Currency Transactions	4,273	—
Net Change in Unrealized Appreciation on Investments	12,338,270	1,857,841
Net Change in Depreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(3,755)	—

Net Gain on Investments and Foreign Currency Transactions	18,622,450	2,773,287

Net Increase in Net Assets from Operations	$19,101,682	$2,801,732

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2021

STATEMENT OF OPERATIONS

Aggressive Value Fund

Investment Income
Dividends	$671,843
Interest	460
Less: Foreign Taxes Withheld	(78,509)

Total Investment Income	593,794

Expenses
Investment Advisory Fees	472,505
Shareholder Servicing Fees - Investor Class Shares	26,264
Administration Fees	28,134
Trustees’ Fees	3,232
Chief Compliance Officer Fees	1,941
Audit Fees	29,470
Transfer Agent Fees	26,821
Registration & Filing Fees	24,740
Custodian Fees	12,803
Printing Fees	6,396
Legal Fees	3,633
Pricing Fees	1,872
Other Expenses	5,756

Total Expenses	643,567

Less:
Investment Advisory Fees Waiver	(117,801)
Fees Paid Indirectly (Note 3)	(60)

Net Expenses	525,706

Net Investment Income	68,088

Net Realized Gain on Investments	10,899,770
Net Realized Loss on Purchased Options	(301,045)
Net Realized Gain on Equity Swaps	313,192
Net Realized Gain on Forward Foreign Currency Contracts	6,423
Net Realized Loss on Foreign Currency Transactions	(2,890)
Net Change in Unrealized Appreciation on Investments	6,739,619
Net Change in Unrealized Appreciation on Equity Swaps	185,016
Net Change in Appreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	6,262

Net Gain on Investments, Purchased Options, Equity Swaps, Forward Foreign Currency Contracts, and Foreign Currency Transactions	17,846,347

Net Increase in Net Assets from Operations	$17,914,435

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2021	October 31, 2020
Operations:
Net Investment Income	$2,399,825	$2,958,517
Net Realized Gain on Investments	26,768,516	10,431,008
Net Change in Unrealized Appreciation on Investments	68,486,641	1,597,741

Net Increase in Net Assets Resulting from Operations	97,654,982	14,987,266

Distributions:
Investor Class Shares	(4,793,254)	(10,062,977)
Institutional Class Shares	(6,447,619)	(11,285,396)

Total Distributions	(11,240,873)	(21,348,373)

Capital Share Transactions:
Investor Class Shares
Issued	33,300,609	10,701,744
Reinvestment of Dividends	4,500,725	9,390,640
Redeemed	(20,164,006)	(19,837,876)

Net Increase in Net Assets from Investor Class Share Transactions	17,637,328	254,508

Institutional Class Shares
Issued	67,209,839	47,444,160
Reinvestment of Dividends	4,442,481	10,701,041
Redeemed	(49,442,359)	(50,711,889)

Net Increase in Net Assets from Institutional Class Share Transactions	22,209,961	7,433,312

Net Increase in Net Assets from Capital Share Transactions	39,847,289	7,687,820

Total Increase in Net Assets	126,261,398	1,326,713
Net Assets:
Beginning of year	230,991,481	229,664,768

End of year	$357,252,879	$230,991,481

Share Transactions:
Investor Class Shares
Issued	1,208,153	482,329
Reinvestment of Dividends	181,264	421,808
Redeemed	(726,128)	(953,620)

Total Increase (Decrease) in Investor Class Shares	663,289	(49,483)

Institutional Class Shares
Issued	2,554,135	2,319,861
Reinvestment of Dividends	179,568	482,547
Redeemed	(1,787,159)	(2,434,750)

Total Increase in Institutional Class Shares	946,544	367,658

Net Increase in Shares Outstanding	1,609,833	318,175

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2021	October 31, 2020
Operations:
Net Investment Income	$1,079,134	$443,629
Net Realized Gain (Loss) on Investments	17,871,146	(1,274,457)
Net Change in Unrealized Appreciation (Depreciation) on Investments	10,662,042	(33,399)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,612,322	(864,227)

Distributions:
Investor Class Shares	(416,918)	(2,275,348)
Institutional Class Shares	(38,843)	(200,037)

Total Distributions	(455,761)	(2,475,385)

Capital Share Transactions:
Investor Class Shares
Issued	79,008,167	33,455,634
Reinvestment of Dividends	415,260	2,275,347
Redemption Fees — Note 2	7,419	6,305
Redeemed	(32,949,713)	(28,017,720)

Net Increase in Net Assets from Investor Class Share Transactions	46,481,133	7,719,566

Institutional Class Shares
Issued	19,831,585	694,630
Reinvestment of Dividends	38,843	200,037
Redemption Fees — Note 2	5,310	—
Redeemed	(3,125,716)	(442,660)

Net Increase in Net Assets from Institutional Class Share Transactions	16,750,022	452,007

Net Increase in Net Assets from Capital Share Transactions	63,231,155	8,171,573

Total Increase in Net Assets	92,387,716	4,831,961
Net Assets:
Beginning of year	58,141,193	53,309,232

End of year	$150,528,909	$58,141,193

Share Transactions:
Investor Class Shares
Issued	3,269,984	2,081,963
Reinvestment of Dividends	19,860	117,306
Redeemed	(1,364,109)	(1,725,796)

Total Increase in Investor Class Shares	1,925,735	473,473

Institutional Class Shares
Issued	892,975	41,206
Reinvestment of Dividends	1,859	10,310
Redeemed	(126,119)	(28,576)

Total Increase in Institutional Class Shares	768,715	22,940

Net Increase in Shares Outstanding	2,694,450	496,413

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2021	October 31, 2020
Operations:
Net Investment Income (Loss)	$(3,260)	$365,741
Net Realized Gain (Loss) on Investments	27,008,500	(1,673,970)
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,517,399	(2,762,996)

Net Increase (Decrease) in Net Assets Resulting from Operations	31,522,639	(4,071,225)

Distributions:
Investor Class Shares	(144,182)	(1,997,948)
Institutional Class Shares	(228,264)	(1,993,116)

Total Distributions	(372,446)	(3,991,064)

Capital Share Transactions:
Investor Class Shares
Issued	2,294,768	5,587,752
Reinvestment of Dividends	137,681	1,941,834
Redemption Fees — Note 2	418	—
Redeemed	(12,001,817)	(9,418,970)

Net Decrease in Net Assets from Investor Class Share Transactions	(9,568,950)	(1,889,384)

Institutional Class Shares
Issued	3,182,398	13,376,268
Reinvestment of Dividends	227,486	1,779,842
Redeemed	(6,579,140)	(11,994,323)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(3,169,256)	3,161,787

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,738,206)	1,272,403

Total Increase (Decrease) in Net Assets	18,411,987	(6,789,886)
Net Assets:
Beginning of year	78,245,916	85,035,802

End of year	$96,657,903	$78,245,916

Share Transactions:
Investor Class Shares
Issued	120,338	414,477
Reinvestment of Dividends	7,632	117,594
Redeemed	(600,184)	(646,338)

Total Decrease in Investor Class Shares	(472,214)	(114,267)

Institutional Class Shares
Issued	160,136	914,108
Reinvestment of Dividends	12,244	104,527
Redeemed	(326,440)	(792,078)

Total Increase (Decrease) in Institutional Class Shares	(154,060)	226,557

Net Increase (Decrease) in Shares Outstanding	(626,274)	112,290

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2021	October 31, 2020
Operations:
Net Investment Income	$12,618,980	$16,013,075
Net Realized Gain (Loss) on Investments	144,220,947	(12,945,787)
Net Realized Gain (Loss) on Foreign Currency Transactions	44,945	(457,575)
Net Change in Unrealized Appreciation (Depreciation) on Investments	114,125,435	(272,463,009)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(163,958)	397,758

Net Increase (Decrease) in Net Assets Resulting from Operations	270,846,349	(269,455,538)

Distributions:
Investor Class Shares	(2,667,354)	(15,453,840)
Institutional Class Shares	(12,889,468)	(65,082,070)

Total Distributions	(15,556,822)	(80,535,910)

Capital Share Transactions:
Investor Class Shares
Issued	24,287,448	66,785,332
Reinvestment of Dividends	2,644,097	12,530,037
Redemption Fees — Note 2	587	17,617
Redeemed	(65,789,350)	(259,830,961)

Net Decrease in Net Assets from Investor Class Share Transactions	(38,857,218)	(180,497,975)

Institutional Class Shares
Issued	139,516,598	392,943,265
Reinvestment of Dividends	3,509,337	27,430,490
Redemption Fees — Note 2	17,501	65,144
Redeemed	(468,189,689)	(1,239,825,058)

Net Decrease in Net Assets from Institutional Class Share Transactions	(325,146,253)	(819,386,159)

Net Decrease in Net Assets from Capital Share Transactions	(364,003,471)	(999,884,134)

Total Decrease in Net Assets	(108,713,944)	(1,349,875,582)
Net Assets:
Beginning of year	1,032,511,156	2,382,386,738

End of year	$923,797,212	$1,032,511,156

Share Transactions:
Investor Class Shares
Issued	891,458	2,914,796
Reinvestment of Dividends	99,740	469,818
Redeemed	(2,404,082)	(11,978,212)

Total Decrease in Investor Class Shares	(1,412,884)	(8,593,598)

Institutional Class Shares
Issued	5,062,769	17,837,506
Reinvestment of Dividends	132,278	1,027,744
Redeemed	(17,053,999)	(54,687,390)

Total Decrease in Institutional Class Shares	(11,858,952)	(35,822,140)

Net Decrease in Shares Outstanding	(13,271,836)	(44,415,738)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2021	October 31, 2020
Operations:
Net Investment Income	$479,232	$271,855
Net Realized Gain on Investments, Purchased Options and Equity Swaps	6,283,662	1,171,522
Net Realized Gain on Foreign Currency Transactions	4,273	39,632
Net Change in Unrealized Appreciation on Investments	12,338,270	9,515,459
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(3,755)	1,318

Net Increase in Net Assets Resulting from Operations	19,101,682	10,999,786

Distributions:	(1,525,955)	(39,907)

Capital Share Transactions:
Issued	34,134,480	52,110,831
Reinvestment of Dividends	1,008,443	39,907
Redemption Fees — Note 2	4,740	5,898
Redeemed	(17,055,665)	(4,802,761)

Net Increase in Net Assets from Capital Share Transactions	18,091,998	47,353,875

Total Increase in Net Assets	35,667,725	58,313,754

Net Assets:
Beginning of year	61,002,625	2,688,871

End of year	$96,670,350	$61,002,625

Share Transactions:
Issued	2,385,567	5,608,404
Reinvestment of Dividends	73,658	3,218
Redeemed	(1,189,355)	(430,554)

Net Increase in Shares Outstanding	1,269,870	5,181,068

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2021	October 31, 2020
Operations:
Net Investment Income	$28,445	$54,898
Net Realized Gain on Investments	915,446	672,378
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,857,841	(800,839)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,801,732	(73,563)

Distributions:	(625,968)	(622,562)

Capital Share Transactions:
Issued	346,267	805,729
Reinvestment of Dividends	625,968	622,562
Redemption Fees — Note 2	—	212
Redeemed	(2,112,867)	(2,979,798)

Net Decrease in Net Assets from Capital Share Transactions	(1,140,632)	(1,551,295)

Total Increase (Decrease) in Net Assets	1,035,132	(2,247,420)

Net Assets:
Beginning of year	9,213,282	11,460,702

End of year	$10,248,414	$9,213,282

Share Transactions:
Issued	24,332	69,423
Reinvestment of Dividends	46,167	47,820
Redeemed	(147,413)	(251,409)

Net Decrease in Shares Outstanding	(76,914)	(134,166)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$68,088	$395,647
Net Realized Gain (Loss) on Investments, Purchased Options and Equity Swaps	10,911,917	(5,052,666)
Net Realized Gain on Forward Foreign Currency Contracts and Foreign Currency Transactions	3,533	1,577
Net Change in Unrealized Appreciation on Investments, Purchased Options and Written Options	6,739,619	264,307
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	185,016	(185,015)
Net Change in Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	6,262	3,373

Net Increase (Decrease) in Net Assets Resulting from Operations	17,914,435	(4,572,777)

Distributions:	(213,332)	(755,037)

Capital Share Transactions:
Issued	1,572,075	1,271,091
Reinvestment of Dividends	209,391	747,912
Redemption Fees — Note 2	1,654	155
Redeemed	(3,598,778)	(13,618,625)

Net Decrease in Net Assets from Capital Share Transactions	(1,815,658)	(11,599,467)

Total Increase (Decrease) in Net Assets	15,885,445	(16,927,281)

Net Assets:
Beginning of year	37,808,010	54,735,291

End of year	$53,693,455	$37,808,010

Share Transactions:
Issued	63,526	72,311
Reinvestment of Dividends	9,789	38,023
Redeemed	(152,906)	(822,943)

Net Decrease in Shares Outstanding	(79,591)	(712,609)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,				Period May
					1, 2017 to October 31, 2017(1)	Year ended April 30, 2017
Opportunity Fund	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$22.07	$22.63	$22.62	$26.33	$24.20	$22.67
Income (Loss) from Operations:
Net Investment Income(2)	0.17	0.27	0.34	0.23	0.12	0.22
Net Realized and Unrealized Gain (Loss)	8.34	1.29	2.06	(0.62)	2.01	3.25

Total from Operations	8.51	1.56	2.40	(0.39)	2.13	3.47

Dividends and Distributions:
Net Investment Income	(0.19)	(0.32)	(0.24)	(0.21)	—	(0.40)
Net Realized Gain	(0.81)	(1.80)	(2.15)	(3.11)	—	(1.54)

Total Dividends and Distributions	(1.00)	(2.12)	(2.39)	(3.32)	—	(1.94)

Net Asset Value, End of Year/Period	$29.58	$22.07	$22.63	$22.62	$26.33	$24.20

Total Return†	39.42%	6.91%	13.32%	(2.17)%	8.80%	15.41%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$158,921	$103,903	$107,692	$115,537	$170,495	$173,177
Ratio of Expenses to Average Net Assets	0.85%	0.84%	0.80%	1.00%	1.00%*	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.94%	0.94%	0.88%	1.06%	1.06%*	1.10%
Ratio of Net Investment Income to Average Net Assets	0.61%	1.27%	1.63%	0.96%	0.93%*	0.93%
Portfolio Turnover Rate	36%	87%	70%	47%	16%**	46%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Year ended October 31,				Period May
					1, 2017 to October 31, 2017(1)	Year ended April 30, 2017
Opportunity Fund	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$22.00	$22.55	$22.57	$26.30	$24.15	$22.62
Income (Loss) from Operations:
Net Investment Income(2)	0.22	0.31	0.37	0.27	0.14	0.29
Net Realized and Unrealized Gain (Loss)	8.32	1.28	2.05	(0.62)	2.01	3.24

Total from Operations	8.54	1.59	2.42	(0.35)	2.15	3.53

Dividends and Distributions:
Net Investment Income	(0.23)	(0.34)	(0.29)	(0.27)	—	(0.46)
Net Realized Gain	(0.81)	(1.80)	(2.15)	(3.11)	—	(1.54)

Total Dividends and Distributions	(1.04)	(2.14)	(2.44)	(3.38)	—	(2.00)

Net Asset Value, End of Year/Period	$29.50	$22.00	$22.55	$22.57	$26.30	$24.15

Total Return†	39.75%	7.09%	13.46%	(2.00)%	8.90%	15.73%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$198,332	$127,089	$121,973	$169,330	$175,834	$175,630
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.71%	0.80%	0.80%*	0.80%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.74%	0.75%	0.79%	0.86%	0.86%*	0.85%
Ratio of Net Investment Income to Average Net Assets	0.81%	1.45%	1.76%	1.11%	1.13%*	1.24%
Portfolio Turnover Rate	36%	87%	70%	47%	16%**	46%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,				Period May
					1, 2017 to October 31, 2017(1)	Year ended April 30, 2017
SMID Fund	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$17.43	$18.78	$17.37	$16.42	$15.74	$12.90
Income (Loss) from Operations:
Net Investment Income(2)	0.21	0.13	0.11	0.09	0.04	0.08
Net Realized and Unrealized Gain (Loss)	7.45	(0.69)	2.35	0.93	0.64	2.84

Total from Operations	7.66	(0.56)	2.46	1.02	0.68	2.92

Dividends and Distributions:
Net Investment Income	(0.13)	(0.09)	(0.09)	(0.07)	—	(0.08)
Net Realized Gain	—	(0.70)	(0.96)	—	—	—

Total Dividends and Distributions	(0.13)	(0.79)	(1.05)	(0.07)	—	(0.08)

Net Asset Value, End of Year/Period	$24.96	$17.43	$18.78	$17.37	$16.42	$15.74

Total Return†	44.07%	(3.42)%	15.61%	6.20%	4.32%	22.66%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$124,536	$53,396	$48,630	$35,750	$30,231	$29,379
Ratio of Expenses to Average Net Assets	0.93%	0.95%	0.94%	0.95%	0.95%*	1.04%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.07%	1.20%	1.21%	1.26%	1.38%*	1.39%
Ratio of Net Investment Income to Average Net Assets	0.87%	0.76%	0.61%	0.53%	0.45%*	0.55%
Portfolio Turnover Rate	52%	82%	65%	61%	13%**	48%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Year ended October 31,				Period May
					1, 2017 to October 31, 2017(1)	Year ended April 30, 2017
SMID Fund	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$17.44	$18.78	$17.36	$16.41	$15.73	$12.89
Income (Loss) from Operations:
Net Investment Income(2)	0.22	0.15	0.12	0.09	0.04	0.06
Net Realized and Unrealized Gain (Loss)	7.45	(0.69)	2.35	0.93	0.64	2.87

Total from Operations	7.67	(0.54)	2.47	1.02	0.68	2.93

Dividends and Distributions:
Net Investment Income	(0.14)	(0.10)	(0.09)	(0.07)	—	(0.09)
Net Realized Gain	—	(0.70)	(0.96)	—	—	—

Total Dividends and Distributions	(0.14)	(0.80)	(1.05)	(0.07)	—	(0.09)

Net Asset Value, End of Year/Period	$24.97	$17.44	$18.78	$17.36	$16.41	$15.73

Total Return†	44.17%	(3.32)%	15.69%	6.22%	4.32%	22.73%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$25,993	$4,745	$4,679	$3,780	$3,704	$3,592
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.88%	0.95%	0.95%*	0.97%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.99%	1.09%	1.15%	1.26%	1.38%*	1.34%
Ratio of Net Investment Income to Average Net Assets	0.89%	0.86%	0.67%	0.54%	0.45%*	0.40%
Portfolio Turnover Rate	52%	82%	65%	61%	13%**	48%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,				Period May
					1, 2017 to October 31, 2017(1)	Year ended April 30, 2017
Small Cap Fund	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$14.93	$16.61	$18.45	$19.37	$18.66	$16.35
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	(0.02)	0.06	0.07	0.06	0.03	0.04
Net Realized and Unrealized Gain (Loss)	6.10	(0.94)	1.34	(0.10)	0.68	2.27

Total from Operations	6.08	(0.88)	1.41	(0.04)	0.71	2.31

Dividends and Distributions:
Net Investment Income	(0.06)	(0.08)	(0.01)	(0.08)	—	—
Net Realized Gain	—	(0.72)	(3.24)	(0.80)	—	—

Total Dividends and Distributions	(0.06)	(0.80)	(3.25)	(0.88)	—	—

Redemption Fees(2)	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)

Net Asset Value, End of Year/Period	$20.95	$14.93	$16.61	$18.45	$19.37	$18.66

Total Return†	40.79%	(5.76)%	12.17%	(0.37)%	3.80%	14.13%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$40,967	$36,234	$42,212	$49,475	$99,220	$121,257
Ratio of Expenses to Average Net Assets	1.10%	1.05%	1.15%	1.12%	1.10%*	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.26%	1.25%	1.30%	1.21%	1.15%*	1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.10)%	0.41%	0.42%	0.31%	0.35%*	0.24%
Portfolio Turnover Rate	64%	70%	55%	45%	26%**	54%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Year ended October 31,				Period May
					1, 2017 to October 31, 2017(1)	Year ended April 30, 2017
Small Cap Fund	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$15.39	$17.11	$18.89	$19.83	$19.10	$16.69
Income (Loss) from Operations:
Net Investment Income(2)	0.02	0.08	0.10	0.08	0.04	0.08
Net Realized and Unrealized Gain (Loss)	6.30	(0.97)	1.39	(0.11)	0.69	2.33

Total from Operations	6.32	(0.89)	1.49	(0.03)	0.73	2.41

Dividends and Distributions:
Net Investment Income	(0.08)	(0.11)	(0.03)	(0.11)	—	—
Net Realized Gain	—	(0.72)	(3.24)	(0.80)	—	—

Total Dividends and Distributions	(0.08)	(0.83)	(3.27)	(0.91)	—	—

Redemption Fees(2)	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)

Net Asset Value, End of Year/Period	$21.63	$15.39	$17.11	$18.89	$19.83	$19.10

Total Return†	41.18%	(5.64)%	12.37%	(0.29)%	3.82%	14.44%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$55,691	$42,012	$42,824	$72,239	$198,706	$366,398
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.96%	1.05%	1.05%*	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.07%	1.10%	1.10%	1.14%	1.10%*	1.09%
Ratio of Net Investment Income to Average Net Assets	0.08%	0.55%	0.61%	0.41%	0.41%*	0.46%
Portfolio Turnover Rate	64%	70%	55%	45%	26%**	54%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,				Period May
					1, 2017 to October 31, 2017(1)	Year ended April 30, 2017
International Equity Fund	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$22.33	$26.26	$25.02	$28.31	$25.23	$24.26
Income (Loss) from Operations:
Net Investment Income(2)	0.34	0.21	0.72	0.45	0.28	0.47
Net Realized and Unrealized Gain (Loss)	5.70	(3.23)	0.73	(3.15)	2.80	0.90

Total from Operations	6.04	(3.02)	1.45	(2.70)	3.08	1.37

Dividends and Distributions:
Net Investment Income	(0.31)	(0.91)	(0.16)	(0.36)	—	(0.40)
Net Realized Gain	—	—	(0.05)	(0.23)	—	—

Total Dividends and Distributions	(0.31)	(0.91)	(0.21)	(0.59)	—	(0.40)

Redemption Fees(2)	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)

Net Asset Value, End of Year/Period	$28.06	$22.33	$26.26	$25.02	$28.31	$25.23

Total Return†	27.13%	(12.07)%	5.88%	(9.77)%	12.21%	5.75%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$205,317	$194,941	$455,008	$710,594	$1,665,962	$1,410,600
Ratio of Expenses to Average Net Assets	0.98%	1.03%	1.02%	1.08%	1.08%*	1.06%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.12%	1.15%	1.10%	1.12%	1.12%*	1.11%
Ratio of Net Investment Income to Average Net Assets	1.21%	0.87%	2.89%	1.60%	2.08%*	1.94%
Portfolio Turnover Rate	61%	58%	42%	54%	26%**	57%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Year ended October 31,				Period May
					1, 2017 to October 31, 2017(1)	Year ended April 30, 2017
International Equity Fund	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$22.38	$26.31	$25.11	$28.40	$25.29	$24.31
Income (Loss) from Operations:
Net Investment Income(2)	0.33	0.25	0.77	0.49	0.31	0.43
Net Realized and Unrealized Gain (Loss)	5.74	(3.24)	0.70	(3.15)	2.80	0.96

Total from Operations	6.07	(2.99)	1.47	(2.66)	3.11	1.39

Dividends and Distributions:
Net Investment Income	(0.35)	(0.94)	(0.22)	(0.40)	—	(0.42)
Net Realized Gain	—	—	(0.05)	(0.23)	—	—

Total Dividends and Distributions	(0.35)	(0.94)	(0.27)	(0.63)	—	(0.42)

Redemption Fees(2)	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.01

Net Asset Value, End of Year/Period	$28.10	$22.38	$26.31	$25.11	$28.40	$25.29

Total Return†	27.23%	(11.94)%	5.99%	(9.63)%	12.30%	5.87%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$718,480	$837,570	$1,927,379	$2,514,844	$1,913,807	$1,726,372
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.92%	0.95%	0.95%*	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.04%	1.02%	1.00%	1.00%	0.99%*	1.00%
Ratio of Net Investment Income to Average Net Assets	1.19%	1.02%	3.07%	1.73%	2.24%*	1.79%
Portfolio Turnover Rate	61%	58%	42%	54%	26%**	57%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Year ended October 31,				Period May
					1, 2017 to October 31, 2017(1)	Year ended April 30, 2017
International Small Cap Fund	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$11.29	$12.04	$11.22	$12.68	$11.36	$10.17
Income (Loss) from Operations:
Net Investment Income(2)	0.08	0.09	0.19	0.10	0.09	0.13
Net Realized and Unrealized Gain (Loss)	3.39	(0.66)	1.17	(0.70)	1.23	1.25

Total from Operations	3.47	(0.57)	1.36	(0.60)	1.32	1.38

Dividends and Distributions:
Net Investment Income	(0.06)	(0.17)	(0.07)	(0.10)	—	(0.12)
Net Realized Gain	(0.22)	(0.01)	(0.47)	(0.76)	—	(0.07)

Total Dividends and Distributions	(0.28)	(0.18)	(0.54)	(0.86)	—	(0.19)

Net Asset Value, End of Year/Period	$14.48	$11.29	$12.04	$11.22	$12.68	$11.36

Total Return†	30.83%	(4.89)%	13.14%	(5.36)%	11.62%	13.83%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$96,670	$61,003	$2,689	$2,228	$2,064	$1,552
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.06%	1.15%	1.15%*	1.15%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.22%	1.45%	4.75%	5.45%	7.93%*	8.20%
Ratio of Net Investment Income to Average Net Assets	0.54%	0.81%	1.70%	0.78%	1.43%*	1.30%
Portfolio Turnover Rate	38%	42%	49%	68%	26%**	49%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,				Period May
					1, 2017 to October 31, 2017(1)	Year ended April 30, 2017
Global Equity Fund	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$12.17	$12.86	$12.05	$13.27	$12.14	$11.20
Income (Loss) from Operations:
Net Investment Income(2)	0.04	0.07	0.28	0.15	0.08	0.13
Net Realized and Unrealized Gain (Loss)	3.71	(0.05)	0.99	(0.87)	1.05	0.92

Total from Operations	3.75	0.02	1.27	(0.72)	1.13	1.05

Dividends and Distributions:
Net Investment Income	(0.05)	(0.25)	(0.17)	(0.17)	—	(0.08)
Net Realized Gain	(0.80)	(0.46)	(0.29)	(0.33)	—	(0.03)

Total Dividends and Distributions	(0.85)	(0.71)	(0.46)	(0.50)	—	(0.11)

Redemption Fees(2)	—	0.00(3)	0.00(3)	0.00(3)	—	0.00(3)

Net Asset Value, End of Year/Period	$15.07	$12.17	$12.86	$12.05	$13.27	$12.14

Total Return†	31.61%	(0.17)%	11.32%	(5.72)%	9.31%	9.35%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$10,248	$9,213	$11,461	$11,921	$14,215	$13,652
Ratio of Expenses to Average Net Assets	0.88%	0.88%	0.85%	0.95%	0.95%*	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.72%	1.76%	1.58%	1.60%	1.78%*	1.84%
Ratio of Net Investment Income to Average Net Assets	0.27%	0.54%	2.27%	1.21%	1.27%*	1.10%
Portfolio Turnover Rate	38%	69%	41%	45%	21%**	60%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Year ended October 31,				Period May
					1, 2017 to October 31, 2017(1)	Year ended April 30, 2017
Aggressive Value Fund	2021	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$17.11	$18.73	$17.50	$19.67	$18.76	$17.12
Income (Loss) from Operations:
Net Investment Income(2)	0.03	0.15	0.22	0.13	0.07	0.02
Net Realized and Unrealized Gain (Loss)	8.16	(1.51)	1.15	(2.24)	0.84	1.66

Total from Operations	8.19	(1.36)	1.37	(2.11)	0.91	1.68

Dividends and Distributions:
Net Investment Income	(0.10)	(0.26)	(0.14)	(0.06)	—	(0.04)

Total Dividends and Distributions	(0.10)	(0.26)	(0.14)	(0.06)	—	(0.04)

Redemption Fees(2)	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)

Net Asset Value, End of Year/Period	$25.20	$17.11	$18.73	$17.50	$19.67	$18.76

Total Return†	47.96%	(7.44)%	8.04%	(10.76)%	4.85%	9.83%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$53,693	$37,808	$54,735	$80,479	$111,860	$112,985
Ratio of Expenses to Average Net Assets	1.00%	1.05%	1.16%	1.13%	1.12%*	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.22%	1.29%	1.32%	1.20%	1.21%*	1.40%
Ratio of Net Investment Income to Average Net Assets	0.13%	0.86%	1.26%	0.68%	0.75%*	0.14%
Portfolio Turnover Rate	112%	135%	92%	87%	43%**	72%

*	Annualized
**	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

NOTES TO THE FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Aggressive Value Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Aggressive Value Fund which is considered to be non-diversified. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund, Small Cap Fund, International Small Cap Fund, Global Equity Fund and Aggressive Value Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective August 15, 2017, the Funds changed their fiscal year end to October 31. The previous fiscal year end was April 30.

Effective June 3, 2020, the Cambiar Global Ultra Focus Fund’s name changed to the Cambiar Aggressive Value Fund.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Cambiar International Equity Fund and Cambiar International Small Cap Fund use Markit Fair Value (“Markit”) as a third party fair valuation vendor. Markit provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Markit in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund and Cambiar International Small Cap Fund value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Markit. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Markit are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held. As of October 31, 2021, no securities were fair valued in the International Equity Fund and the International Small Cap Fund.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund and Cambiar International Small Cap Fund shall value all securities held in the corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with fair value procedures established by the Funds’ Board of Trustees.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2021, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Aggressive Value Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of October 31, 2021, the Funds did not hold open options contracts.

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

Entering into swap contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian.

For the year ended October 31, 2021, the Cambiar Aggressive Value Fund’s average quarterly long notional amount outstanding was $3,191,564, and the average quarterly short notional amount outstanding was $(3,166,681).

As of October 31, 2021, the Funds did not hold swap contracts.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

As of October 31, 2021, the Funds did not hold any collateral.

Expenses — Expenses of the Trust which can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Cambiar Opportunity Fund, The Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Aggressive Value Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended October 31, 2021, the Funds retained fees of $0, $12,729, $418, $18,088, $4,740, $0, and $1,654, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

3. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2021, the Funds incurred the following fees for these services: $176,743, $66,332, $52,459, $564,413, $47,589, $5,652 and $28,134 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Aggressive Value Fund, respectively.

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds and the Institutional Share Class of the Cambiar International Small Cap Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended October 31, 2021, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Equity, and Cambiar Aggressive Value Funds earned credits of $636, $29, $147, $350, $12, $6 and $60, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Fund’s. Prior to July 31, 2021, MUFG Union Bank, N.A. acted as the Fund’s custodian.

4. Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the advisory fees for each Fund are as follows:

Advisory Fee
Cambiar Opportunity Fund	0.60%
Cambiar SMID Fund	0.80%
Cambiar Small Cap Fund	0.85%
Cambiar International Equity Fund	0.90%
Cambiar International Small Cap	0.90%
Cambiar Global Equity Fund	0.75%
Cambiar Aggressive Value Fund	0.90%

The Adviser has contractually agreed, through March 1, 2022, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Fund’s average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses, and shareholder servicing fees) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund	0.65%
Cambiar SMID Fund	0.85%
Cambiar Small Cap Fund	0.90%
Cambiar International Equity Fund	0.90%
Cambiar International Small Cap	0.95%
Cambiar Global Equity Fund	0.80%
Cambiar Aggressive Value Fund	0.95%

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2021. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ending October 31, 2021.

At October 31, 2021, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Waived	Subject to Repayment until October 31:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Aggressive Value Fund
10/31/18-10/31/19	2022	$202,013	$124,148	$139,956	$2,107,698	$88,532	$82,940	$96,421
10/31/19-10/31/20	2023	217,613	140,439	148,323	1,872,945	132,308	88,493	110,456
10/31/20-10/31/21	2024	301,274	176,242	161,691	1,450,695	147,022	88,668	117,801

		$720,900	$440,829	$449,970	$5,431,338	$367,862	$260,101	$324,678

5. Investment Transactions:

For the year ended October 31, 2021, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$147,409,119	$115,566,890
Cambiar SMID Fund	125,243,757	60,226,443
Cambiar Small Cap Fund	60,796,998	73,679,180
Cambiar International Equity Fund	608,761,308	973,509,534
Cambiar International Small Cap Fund	47,659,796	31,005,513
Cambiar Global Equity Fund	3,857,997	5,637,837
Cambiar Aggressive Value Fund	56,763,432	58,670,308

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to investments in partnerships, reclassification of long term capital gain distributions on REITs, foreign currency translations, reclassifications of distributions, and swap reclass. The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2021 is primarily related to utilization of earnings and profits on shareholder redemptions.

Accordingly, the following reclassifications (primarily attributable to deemed income and capital gain distribution) that have been made to/from the following accounts:

	Distributable Loss	Paid-in Capital
Cambiar Opportunity Fund	$(3,193,173)	$3,193,173
Cambiar SMID Fund	(2,271,678)	2,271,678
Cambiar Small Cap Fund	(1,962,123)	1,962,123
Cambiar Global Equity Fund	(21,743)	21,743

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

The tax character of dividends and distributions declared during the last two fiscal years ended October 31, were as follows:

	Ordinary Income	Long -Term Capital Gain	Total
Cambiar Opportunity Fund
2021	$7,700,939	$3,539,934	$11,240,873
2020	3,501,349	17,847,024	21,348,373
Cambiar SMID Fund
2021	455,761	—	455,761
2020	750,316	1,725,069	2,475,385
Cambiar Small Cap Fund
2021	372,446	—	372,446
2020	469,927	3,521,137	3,991,064
Cambiar International Equity Fund
2021	15,556,822	—	15,556,822
2020	80,535,910	—	80,535,910
Cambiar International Small Cap Fund
2021	1,491,489	34,466	1,525,955
2020	39,907	—	39,907
Cambiar Global Equity Fund
2021	267,950	358,018	625,968
2020	221,761	400,801	622,562
Cambiar Aggressive Value Fund
2021	213,332	—	213,332
2020	755,037	—	755,037

As of October 31, 2021, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Aggressive Value Fund
Undistributed Ordinary Income	$12,607,827	$10,375,553	$8,821,260	$12,659,894	$3,192,936	$201,600	$172,934
Undistributed Long-Term Capital Gain	12,758,828	5,221,308	14,759,084	–	3,550,225	718,966	–
Capital Loss Carryforwards	–	–	–	(73,210,586)	–	–	(17,357,969)
Net Unrealized Appreciation	101,557,673	17,758,088	11,677,226	158,266,472	22,088,682	2,652,863	10,641,030
Other Temporary Differences	(10)	2	–	–	(66)	3	7

Total Distributable Earnings (Loss)	$126,924,318	$33,354,951	$35,257,570	$97,715,780	$28,831,777	$3,573,432	$(6,543,998)

As of October 31, 2021, the following Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total Post- Enactment Capital Loss Carryforwards
Cambiar International Equity Fund	73,210,586	—	73,210,586
Cambiar Aggressive Value Fund	17,357,969	—	17,357,969

During the fiscal year ended October 31, 2021, the following funds utilized the prior year capital loss carryforward:

	Short-Term Loss	Long-Term Loss	Total Post- Enactment Capital Loss Carryforwards
Cambiar SMID Fund	$—	$790,012	$790,012
Cambiar Small Cap Fund	—	1,266,194	1,266,194
Cambiar International Equity Fund	132,913,387	9,108,528	142,021,915
Cambiar Aggressive Value Fund	8,910,806	1,722,255	10,633,061

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to Wash sales.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at October 31, 2021, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambiar Opportunity Fund	$255,718,132	$106,649,769	$(5,092,096)	$101,557,673
Cambiar SMID Fund	132,530,495	24,293,487	(6,535,399)	17,758,088
Cambiar Small Cap Fund	85,261,676	18,601,607	(6,924,381)	11,677,226
Cambiar International Equity Fund	760,925,507	182,967,695	(24,701,223)	158,266,472
Cambiar International Small Cap Fund	74,789,724	23,723,610	(1,634,928)	22,088,682
Cambiar Global Equity Fund	7,605,326	2,770,620	(117,757)	2,652,863
Cambiar Aggressive Value Fund	43,000,562	12,679,359	(2,038,329)	10,641,030

7. Concentrated Risks:

At October 31, 2021, the net assets of the Cambiar International Equity Fund and the Cambiar International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Funds’ use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may result in the Fund accepting a lower price to sell a security, selling other securities to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

8. Other:

At October 31, 2021, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% of Ownership
Cambiar Opportunity Fund, Investor Class	3	65%
Cambiar Opportunity Fund, Institutional Class	2	60%
Cambiar SMID Fund, Investor Class	1	87%
Cambiar SMID Fund, Institutional Class	1	66%
Cambiar Small Cap Fund, Investor Class	3	63%
Cambiar Small Cap Fund, Institutional Class	3	64%
Cambiar International Equity Fund, Investor Class	1	74%
Cambiar International Equity Fund, Institutional Class	2	73%
Cambiar International Small Cap, Institutional Class	3	91%
Cambiar Global Equity Fund, Investor Class	2	93%
Cambiar Aggressive Value Fund, Investor Class	2	43%

9. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of October 31, 2021.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Aggressive Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Aggressive Value Fund, (seven of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period ended October 31, 2021, the period May 1, 2017 to October 31, 2017 and the year ended April 30, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period ended October 31, 2021, the period May 1, 2017 to October 31, 2017 and the year ended April 30, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cambiar Investors investment companies since 2005.

Philadelphia, Pennsylvania

December 23, 2021

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their

Name and Year of Birth	Position with Trust and Length of Time Served 1	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES 3 4
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.
INDEPENDENT TRUSTEES [4]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager - Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of October 31, 2021.

Other Directorships Held in the Past Five Years [2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Director of The Korea Fund, Inc. to 2019.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served1	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce R. Speca (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of The KP Funds to 2021.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2021 to October 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,031.70	0.86%	$4.40
Hypothetical 5% Return	$1,000.00	$1,020.87	0.86%	$4.38
Cambiar Opportunity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,032.90	0.65%	$3.33
Hypothetical 5% Return	$1,000.00	$1,021.93	0.65%	$3.31
Cambiar SMID Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$979.20	0.92%	$4.59
Hypothetical 5% Return	$1,000.00	$1,020.57	0.92%	$4.69
Cambiar SMID Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$979.60	0.85%	$4.24
Hypothetical 5% Return	$1,000.00	$1,020.92	0.85%	$4.33
Cambiar Small Cap Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$997.60	1.10%	$5.54
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Cambiar Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$999.10	0.90%	$4.53
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
Cambiar International Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$980.10	0.98%	$4.89
Hypothetical 5% Return	$1,000.00	$1,020.27	0.98%	$4.99
Cambiar International Equity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$980.80	0.90%	$4.49
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
Cambiar International Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$981.00	1.05%	$5.24
Hypothetical 5% Return	$1,000.00	$1,019.91	1.05%	$5.35
Cambiar Global Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,009.40	0.88%	$4.46
Hypothetical 5% Return	$1,000.00	$1,020.77	0.88%	$4.48
Cambiar Aggressive Value Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$990.20	1.00%	$5.02
Hypothetical 5% Return	$1,000.00	$1,020.16	1.00%	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 18, 2021 to decide whether to renew the Agreement for an additional one-year term (the “May Meeting”). The May Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the May Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the May Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the May Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the May Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the May Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to certain Funds. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with such Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

REVIEW OF THE LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2021, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31 2021, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)
Cambiar Opportunity Fund	31.49%	68.51%	100.00%	41.50%	44.25%
Cambiar SMID Fund	0.00%	100.00%	100.00%	29.52%	30.79%
Cambiar Small Cap Fund	0.00%	100.00%	100.00%	38.94%	39.53%
Cambiar International Equity Fund	0.00%	100.00%	100.00%	0.10%	100.00%
Cambiar International Small Cap Fund	2.10%	97.90%	100.00%	0.00%	40.83%
Cambiar Global Equity Fund	57.19%	42.81%	100.00%	25.80%	48.79%
Cambiar Aggressive Value Fund	0.00%	100.00%	100.00%	100.00%	100.00%

	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)	Foreign Tax Credit Pass Through (7)
Cambiar Opportunity Fund	0.00%	0.00%	100.00%	0.79%	0.00%
Cambiar SMID Fund	0.00%	0.02%	100.00%	0.79%	0.00%
Cambiar Small Cap Fund	0.00%	0.00%	100.00%	7.28%	0.00%
Cambiar International Equity Fund	0.00%	0.43%	0.00%	0.00%	9.73%
Cambiar International Small Cap Fund	0.00%	0.00%	100.00%	0.00%	7.08%
Cambiar Global Equity Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Cambiar Aggressive Value Fund	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(7)

Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” the Cambiar International Equity Fund and the Cambiar International Small Cap Fund intend to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2021, the total amount of foreign source income for the Cambiar International Equity Fund and the Cambiar International Small Cap Fund was $11,367,384 and $1,213,403, respectively. The total amount of foreign taxes paid for the Cambiar International Equity Fund and the Cambiar International Small Cap Fund was $1,675,923 and $116,263, respectively. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

(8)

The fund is designating a portion of the redemption proceeds as taxable net investment income and/or realized capital gain for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of ordinary income and/or long-term gain, if any, will be designated on Form 1099-DIV.

NOTES

NOTES

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-2000

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021					2020
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400		None	None		$104,400		None	None
(b)	Audit-Related Fees	None		None	None		None		None	None
(c)	Tax Fees	$10,000	(2)	None	$150,670	(5)	$10,000	(2)	None	$88,304
(d)	All Other Fees	None		None	$385,179	(6)	None		None	$376,378

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$719,590	None	None	$766,250		None	None
(b)	Audit-Related Fees	None	None	None	None		None	None
(c)	Tax Fees	None	None	None	$970	(3)	None	None
(d)	All Other Fees	None	None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	None	None	None	$69,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(4)	None	None	None	$24,150	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$77,300	None	None	$95,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio.

(3)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(4)	Review and signing of federal and state income tax returns.

(5)	Tax compliance services provided to service affiliates of the funds.

(6)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $535,849 and $464,682 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $970 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $24,150 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 7, 2022